SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                             USAA Mutual Funds Trust
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

[USAA        USAA Family of Funds
EAGLE        Post Office Box 659442
LOGO (R)]    San Antonio, Texas 78265-9442


May 26, 2006


Dear Shareholder:

We are writing to ask for your vote on two proposals that affect your USAA Fund(s). The proposals are to:

|X| Re-elect five trustees so that they can continue to serve on the Board of all of the USAA Family of Funds (the Board); and

|X| Reorganize each Fund within the existing four legal entities (except the two USAA Florida Funds) into Funds organized under a single legal entity to take advantage of greater flexibility now afforded under federal and state law.

The reorganizations would benefit your Funds by achieving operational efficiencies and cost savings through reductions in future reporting, filing, and proxy costs, as well as reductions in costs associated with the Funds' administration. These cost savings will help keep your Funds' expense ratios below industry averages. As described in greater detail in the attached summary and the proxy statement itself, approval of the reorganization proposals will result in minor changes to six Funds' investment objective(s), principal investment strategies, or Lipper indexes; and to one Fund's fee structure.
Otherwise, the reorganizations should leave your Funds' investment operations substantially intact and fees unchanged.

After careful consideration, your Funds' trustees recommend that you vote in favor of both proposals. In reaching this decision, the Board determined that, as a result of the reorganizations, the Funds should save certain costs by operating more efficiently.

We have made voting quick and easy. YOU MAY VOTE BY INTERNET AT PROXYVOTE.COM OR BY TELEPHONE AT (800) 690-6903. Should you wish to vote by mail, you can do so by returning the enclosed proxy card(s). Just follow the instructions on your proxy card(s), sign and date the card(s) and send the card(s) back to us. All shareholders benefit from timely voting. When shareholders don't promptly cast their votes, the additional expense of follow-up communications must be incurred. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important to us. We appreciate the trust you place in USAA to assist you in achieving your financial goals and the time and consideration you will give in voting on these proposals.

Sincerely,



/S/ CHRISTOPHER W. CLAUS                     /S/ RICHARD A. ZUCKER
Christopher W. Claus                         Richard A. Zucker
DIRECTOR AND TRUSTEE OF                      CHAIRMAN OF THE BOARD OF
USAA FAMILY OF FUNDS                         DIRECTORS/TRUSTEES
PRESIDENT AND CHIEF EXECUTIVE OFFICER        USAA FAMILY OF FUNDS
USAA INVESTMENT MANAGEMENT COMPANY

                            SUMMARY OF THE PROPOSALS

PROPOSAL 1 - RE-ELECT TRUSTEES

AT THE MEETING, YOU WILL BE ASKED TO RE-ELECT THE FUNDS' BOARD OF TRUSTEES.

|X|  WHY ARE WE RE-ELECTING TRUSTEES NOW?

     The Board of Trustees has adopted a policy that each Trustee be elected or re-elected at least once every five years. The last time the Board of Trustees was presented to shareholders for election was July 2001, so it is now time to present the Trustees to shareholders for re-election.

|X|  ARE ANY NEW NOMINEES BEING PRESENTED FOR ELECTION TO THE BOARD?

     No. Each of the five nominees currently serves on the Funds' Board of Trustees and was elected or re-elected in 2001.

PROPOSAL 2 - APPROVE PLANS OF REORGANIZATION

AT THE MEETING, YOU WILL BE ASKED TO APPROVE A PLAN OF REORGANIZATION FOR EACH EXISTING FUND EXCEPT THE FLORIDA TAX-FREE INCOME FUND AND THE FLORIDA TAX-FREE MONEY MARKET FUND.

|X|  WHAT IS THE BENEFIT OF THIS PROPOSAL?

     We anticipate that the proposed reorganizations will achieve future economies of scale and eliminate certain Fund expenses associated with operating four different legal entities. Currently, the USAA Funds are organized under four different legal entities subject to three different state laws that have different governing documents and requirements for, among other things, shareholder meetings and shareholder approval. We established each of the current four legal entities at different times under the optimal form of organization available to the USAA Funds at that time. We believe all USAA Funds would be best served going forward by operating as series of a single Delaware statutory trust. As such, the proposed reorganizations will result in all Funds being organized under the same legal entity that is subject to the same state law, the same governing documents, and the same legal requirements regarding the operation of each Fund.

     The reorganizations also will benefit the Funds and their shareholders by allowing the Funds to operate under uniform and improved governing documents that will streamline the governance process and reduce certain future costs to the Funds associated with proxy solicitations, Fund governance, and other Fund administration matters. We also believe the reorganizations will permit the Funds to develop uniform and improved investment restrictions to seek additional operational efficiencies.

|X|  HOW WILL THE REORGANIZATIONS AFFECT MY FUNDS' INVESTMENT ACTIVITIES?

     Approval of the reorganizations will result in minor changes to only four Funds' investment operations as detailed in the table below.

================================================================================
NAME OF FUND                            CHANGE AND REASON FOR CHANGE
--------------------------------------------------------------------------------
USAA Aggressive Growth Fund             Change  to  non-diversified   status  to
                                        permit  the   portfolio   manager   more
                                        flexibility to invest a greater  portion
                                        of the  Fund's  assets  in a  particular
                                        company.
--------------------------------------------------------------------------------
USAA First Start Growth Fund            Modify objective to permit the portfolio
                                        manager  more  flexibility  to  invest a
                                        greater portion of the Fund's assets (up
                                        to  80%)  in  bonds   and  cash   during
                                        declining   stock   markets   to  reduce
                                        volatility.
--------------------------------------------------------------------------------
USAA International Fund                 Remove  secondary  objective of "current
                                        income" to permit  portfolio  manager to
                                        focus on  primary  objective  of capital
                                        appreciation.
--------------------------------------------------------------------------------

USAA Precious Metals and Minerals Fund  o Remove secondary objective of "current income" to permit portfolio manager to
                                          focus   on   primary    objective   of
                                          long-term capital  appreciation and to
                                          protect   the   purchasing   power  of
                                          capital against inflation.

                                        o Change  to  non-diversified  status to
                                          permit   portfolio   manager   greater
                                          flexibility  to invest in a particular
                                          company,    which   is    particularly
                                          important  to this Fund due to mergers
                                          and consolidation in this sector.
================================================================================

     All of the Funds would have fewer fundamental investment policies after the reorganizations that could be changed only with shareholder approval. The reduction in the number of fundamental investment policies will not have a material effect on fund operations. After the reorganizations, the Board also could change, without shareholder approval, the investment objective(s) of any Fund in light of market conditions or other events. In all instances, the Funds would notify shareholders promptly after the Board made these types of changes, without causing the Funds to incur the costs of a shareholder meeting, which will improve the Funds' ability to respond to changing market conditions.

|X|  WILL THE REORGANIZATIONS AFFECT THE BOARD OF TRUSTEES?

     No. Your vote on the first proposal will determine the composition of the Board of Trustees. If all of the reorganizations are approved, the Trustees you elect will serve as the Board of Trustees for all Funds.

|X|  WILL THE REORGANIZATIONS RESULT IN ANY FEE CHANGES?

     The reorganizations will not result in fee changes for any Fund except the USAA Aggressive Growth Fund.

     The Board has approved a price restructuring for the USAA Aggressive Growth Fund, which, if approved, would decrease the transfer agency fees charged by USAA Shareholder Account Services and increase the breakpoint levels for the advisory fee paid to USAA Investment Management Company (IMCO) to manage the Fund. The net impact of this price restructuring as of the Fund's last fiscal year would have been a slight increase (6.8%) in the Fund's total operating expenses.

     In addition, as described more fully below, with respect to the USAA Capital Growth, USAA First Start Growth, and USAA Growth and Tax Strategy Funds, the Lipper Index used to compare each Fund's performance for purposes of calculating the performance adjustment to the Fund's base advisory fee will be changed to reflect changes in each Fund's investment style.

|X| WHY DID THE BOARD BELIEVE A CHANGE IN THE FEE STRUCTURE FOR THE USAA AGGRESSIVE GROWTH FUND WAS NECESSARY?

     The Fund's current subadviser, Marsico Capital Management, LLC (Marsico), required that its fee from IMCO be increased from 0.20% to 0.35% to continue managing the Fund's assets effective January 1, 2006. IMCO and the Board believed that due to Marsico's strong performance in managing the Fund, it was in the best interests of the Fund and its shareholders to continue with Marsico at the higher fee rate. IMCO has absorbed the entire increase to date. At current asset levels, IMCO now pays out 0.35% of the 0.37% it collects from the Fund over to Marsico. Each new dollar coming into the Fund is presently only charged a 0.33% advisory fee to IMCO. Accordingly, as strong performance continues and assets increase, IMCO's blended base advisory fee could fall below what it pays Marsico. The Board determined that this situation was not economically sustainable over the long term and could impact IMCO's ability to hire and retain Marsico or any other leading money manager in this asset class for this Fund.

     IMCO and the Board reviewed the pricing structure of the Fund and its performance relative to its peers and determined that (1) its total expense ratio was 30% below the universe average of all large-cap growth funds; and
     (2) the Fund's relative performance has improved dramatically since the manager-of-managers structure was implemented and Marsico was hired to subadvise the Fund.

     To ensure that IMCO and the Board continue to have the realistic ability to hire and retain top money managers for this Fund to seek superior performance as demonstrated by Marsico, the Board approved changes to the net asset breakpoint levels for the advisory fee payable to IMCO. If the Fund's proposed fee structure were in place as of the Fund's last fiscal year end, the end result would have been an increase in the Fund's total operating expense ratio from 1.02% to 1.09%, which represents an increase of approximately 6.8%. Even with these proposed changes, the Fund's total operating expense ratio would still be lower than the average of its no-load peers, and significantly lower (25%) than the industry average of all large-cap growth funds.

|X| WILL THE BASE FEE OR PERFORMANCE ADJUSTMENT FOR ANY OTHER FUND CHANGE AS A RESULT OF THE REORGANIZATIONS?

     The base advisory fee will NOT change for any Fund other than for the USAA Aggressive Growth Fund. The advisory fee and performance adjustment for each Fund will continue to be calculated in the same way. The Lipper Index used to compare a Fund's performance for purposes of calculating the performance adjustment for three Funds will be changed to reflect changes in the Fund's investment style as described in the table below:

================================================================================
NAME OF FUND                            NEW LIPPER INDEX AND REASON FOR CHANGE
--------------------------------------------------------------------------------

USAA Capital Growth Fund                Lipper  Global Funds Index would replace
                                        the Lipper  Small-Cap Growth Funds Index
                                        to  reflect  the  recent  changes to the
                                        Fund's investment style from a small-cap
                                        growth focus to a "best ideas"  approach
                                        with greater global focus.
--------------------------------------------------------------------------------
USAA First Start Growth Fund            Lipper  Flexible  Portfolio  Funds Index
                                        would  replace  Lipper  Large-Cap Growth
                                        Funds  Index to  reflect  changes in the
                                        Fund's   ability   to  hold  a   greater
                                        percentage  (up  to 80%  of  assets)  of
                                        bonds  and  cash  in   declining   stock
                                        markets     to    reduce     volatility.
--------------------------------------------------------------------------------
USAA Growth and Tax Strategy Fund       A New Composite  Index would replace the
                                        Lipper  Balanced  Funds  Index.  The New
                                        Composite  Index would be  comprised  of
                                        51% Lipper General  Municipal Debt Funds
                                        Index  and  49%  Lipper  Large-Cap  Core
                                        Funds Index to reflect the Fund's unique
                                        style of investing in securities so that
                                        the  majority  of income is  tax-exempt,
                                        and  the  recent  change  in the  Fund's
                                        stock  selection  criteria from a solely
                                        large-cap growth emphasis to a large-cap
                                        core focus.
================================================================================

|X|  ARE THERE ANY OTHER MATERIAL CHANGES TO THE ADVISORY AGREEMENTS?

     The new advisory agreements also will allow the Board to change a Fund's index used to calculate a performance adjustment to the Fund's base advisory fee without shareholder approval, provided that such an action is consistent with the federal securities laws and the Securities and Exchange Commission's rules, interpretations, and other positions. The new advisory agreements would authorize IMCO to implement a manager-of-managers structure for all Funds in the USAA family of funds. The Board and IMCO have no present intention to implement a manager-of-managers structure for the USAA Precious Metals and Minerals Fund or any fixed income or money market fund. Other than these changes, the new advisory agreements will be substantially identical to existing advisory agreements for all other Funds.

|X| WILL THERE BE ANY SALES LOAD, COMMISSION, OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATIONS?

     No. The full value of your shares of a Fund will be exchanged for the same number of shares of the same class of the corresponding reorganized Fund without any sales load, commission, or other transactional fee being imposed.

|X|  WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS?

     There should be no federal income tax consequences as a result of the reorganizations. Each reorganization is designed to qualify for federal income tax purposes as a tax-free reorganization.

|X| WHO IS BEARING THE EXPENSES RELATED TO THE PROXY SOLICITATION AND THE REORGANIZATIONS?

     The Funds will bear the expenses associated with the reorganizations, including the legal costs, and the costs of printing, mailing, tabulation, and solicitation of proxies based in part on each Fund's average net assets as a percentage of the average net assets of all Funds in the USAA family of funds and in part on the number of shareholders in each Fund. To the extent a Fund's expenses exceed its expense limitations, if applicable, IMCO will bear those expenses. IMCO also will bear the costs of internal personnel necessary to plan, prepare, and execute the project in connection with the reorganizations.


                                                                      57846-0506

[USAA
EAGLE
LOGO(R)]
                              PROXY INFORMATION

The enclosed proxy statement provides details on important issues relating to your USAA mutual funds. The board of trustees of your fund(s) recommends that you vote "FOR" all proposals. A separate proxy card and vote is required for each fund you own.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day, and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! IF YOU CHOOSE TO VOTE VIA THE INTERNET OR BY PHONE, DO NOT MAIL YOUR PROXY CARD.

                                       TO VOTE ON THE INTERNET

         [GRAPHIC]                     1.   Go to PROXYVOTE.COM or the
                                            "Proxy voting" link on USAA.COM.
                                       2.   Enter the 12-digit CONTROL NUMBER on
                                            the upper right side of your proxy
                                            card.
                                       3.   Follow the instructions on the site.

  TO VOTE BY TELEPHONE

  1.  Call toll-free 800-690-6903.
  2.  Enter the 12-digit CONTROL NUMBER on       [GRAPHIC]
      the upper right side of your proxy card.
  3.  Follow the recorded instructions.

NOTE:  EACH PROXY CARD YOU RECEIVE HAS A UNIQUE CONTROL NUMBER.
       PLEASE BE SURE TO VOTE ALL YOUR PROXY CARDS.

         YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY.

QUESTIONS:

We urge you to spend some time reviewing this proxy statement and the brief summary of the proposals included in this package. Should you have any questions, we invite you to call toll free at 800-531-8448 Monday through Friday from 7 a.m. to 10 p.m. Central Time (CT) and on Saturday from 8:30 a.m. to 5 p.m. CT. We have retained Automatic Data Processing, Inc. (ADP) to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, ADP may call you to remind you to exercise your right to vote.

[USAA                        NOTICE OF SPECIAL MEETING
EAGLE                          TO ALL SHAREHOLDERS
LOGO (R)]                  OF THE USAA FAMILY OF FUNDS

                            TO BE HELD JULY 19, 2006




A shareholder meeting of all USAA funds (each a Fund, or collectively the Funds) will be held on Wednesday, July 19, 2006, at 2 p.m., Central Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purposes:

       1.     To re-elect the Trustees of each Fund.

       2. To approve proposed plans of reorganization of certain Funds into newly-established series of a single Delaware statutory trust (each, a Reorganization and collectively, the Reorganizations).

       3. To transact such other business as may properly come before the meeting or any adjournments thereof.

                                        By Order of the Board of Trustees,


                                        Mark S. Howard
                                        SECRETARY



San Antonio, Texas
May 26, 2006

         ================================================================
          WE URGE YOU TO VOTE ON THE INTERNET AT PROXYVOTE.COM; OR CALL OUR SPECIAL TOLL-FREE NUMBER, (800) 690-6903; OR MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.
         ================================================================

                              USAA FAMILY OF FUNDS
                             USAA MUTUAL FUND, INC.
                              USAA INVESTMENT TRUST
                           USAA TAX EXEMPT FUND, INC.
                        USAA MUTUAL FUNDS TRUST (FORMERLY
                           USAA STATE TAX-FREE TRUST)

                             ---------------------
                                 PROXY STATEMENT
                             ---------------------



This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in this proxy statement is required under the rules and regulations of the Securities and Exchange Commission (SEC) and is, therefore, quite detailed. If there is anything you don't understand, please contact us at (800) 531-8448.

As an introductory matter, the USAA family of funds currently consists of 39 mutual funds. Each Fund is a series of one of four legal entities: USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA Mutual Funds Trust (formerly USAA State Tax-Free Trust). USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc. are each organized as Maryland corporations. These two legal entities are referred to in this proxy statement as Companies. USAA Investment Trust and USAA Mutual Funds Trust are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. These two legal entities are referred to in this proxy statement as Trusts. To date, each of these four entities has been governed by boards of directors or boards of trustees comprised of the same individuals for financial and operational efficiencies. For simplicity throughout the rest of this proxy statement, the boards of directors and boards of trustees of the four existing entities will be identified simply as the Board of Trustees. If Proposal 2 is approved, a single Board of Trustees will result for the Funds.

[ ]  WHO IS ASKING FOR MY VOTE?

     The Board of Trustees of the USAA Funds is soliciting the enclosed proxy. How you vote, whether by Internet, telephone, mail, or in person, will be used at the shareholder meeting; and if the shareholder meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting (see previous page).

[ ]  WHAT ARE THE DIFFERENT WAYS I MAY CAST MY VOTE?

     As a shareholder, you may vote in one of the following four ways:

         ================================================================
          1. You may vote on the Internet at PROXYVOTE.COM.*

          2. You may vote by calling our special  toll-free  number,
             (800) 690-6903.*

          3. You may vote by sending us a completed and executed proxy card for each Fund you own. The proxy card(s) have been included with this proxy statement, along with a postage-paid envelope for your convenience in mailing us your proxy card.

          4. You may vote in person by attending the shareholder meeting.

           * IF YOU VOTE BY TELEPHONE OR ACCESS THE INTERNET VOTING SITE, YOUR VOTE MUST BE RECEIVED NO LATER THAN 12 A.M. EASTERN TIME ON JULY 19, 2006.
         ================================================================

     We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

                                                             Proxy Statement - 1

[ ]  HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE ON THESE PROPOSALS?

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

         1. FOR THE RE-ELECTION OF ALL NOMINEES FOR ELECTION TO THE FUNDS' BOARD OF TRUSTEES; AND

         2. FOR THE APPROVAL OF THE PLANS TO REORGANIZE CERTAIN FUNDS.

[ ]  WHO IS ELIGIBLE TO VOTE?

     Shareholders of record of each Fund as of the close of business on May 26, 2006, are entitled to vote at the shareholder meeting or any adjournment thereof. It is expected that the Notice of Special Meeting, the proxy card, the proxy summary, and the proxy statement have been mailed to shareholders of record on or about May 26, 2006.

     Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the shareholder meeting, your shares will be voted as determined in the discretion of the proxies.

     BECAUSE SHAREHOLDERS OF THE USAA FLORIDA TAX-FREE INCOME FUND AND THE USAA FLORIDA TAX-FREE MONEY MARKET FUND ARE ALREADY FUNDS OF USAA MUTUAL FUNDS TRUST, THEY ARE NOT REQUIRED TO VOTE ON A REORGANIZATION, AND THEY WILL ONLY BE ENTITLED TO VOTE ON PROPOSAL 1. SHAREHOLDERS OF ALL OTHER FUNDS WILL BE ENTITLED TO VOTE ON BOTH PROPOSALS.

     ---------------------------------------------------------------------

                               TABLE OF CONTENTS

     PROPOSAL 1 - ELECTION OF BOARD OF TRUSTEES                             3
     PROPOSAL 2 - APPROVAL OF REORGANIZATIONS                               8
     FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING          24
     EXHIBIT A - CORPORATE GOVERNANCE COMMITTEE CHARTER                    29
     EXHIBIT B - EXECUTIVE OFFICERS OF THE FUNDS                           31
     EXHIBIT C - COMPARISON OF THE EXISTING FUNDS' AND NEW FUNDS'
        FUNDAMENTAL INVESTMENT RESTRICTIONS                                33
     EXHIBIT D - COMPARISON OF CERTAIN ATTRIBUTES OF USAA MUTUAL
        FUNDS TRUST, THE MARYLAND FUNDS, AND THE MASSACHUSETTS FUNDS       43
     EXHIBIT E - AUDIT AND AUDIT-RELATED FEES                              45

USAA family of funds - 2

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

                                    ALL FUNDS


[ ]  WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEES?

     Information about the nominees, including their addresses, principal occupations during the past five years, and other current directorships, is set forth in the table below. For purposes of this proxy statement, "Fund Complex" includes the 39 USAA retail mutual funds holding this shareholder meeting, which we also refer to as the "USAA family of funds."

                         INFORMATION REGARDING NOMINEES
                           FOR ELECTION AT THE MEETING

                  POSITION(S) HELD                                                 NUMBER OF
NAME, YEAR        WITH THE FUNDS     PRINCIPAL OCCUPATION DURING                   PORTFOLIOS IN
OF BIRTH,         AND LENGTH OF      PAST FIVE YEARS AND OTHER DIRECTORSHIPS       FUND COMPLEX
ADDRESS(1)        TIME SERVED        HELD BY TRUSTEE                               OVERSEEN BY TRUSTEE(2)
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)

Richard A.        Trustee since     Vice President, Beldon Roofing Company                   39
Zucker (1943)     1992; Chairman    7/85-present).
                  of the Board of
                  Trustees since
                  2005

Barbara B.        Trustee           President, Postal Addvantage (7/92-present).             39
Dreeben (1945)    since 1994

Robert L.         Trustee           Institute Analyst, Southwest Research Institute          39
Mason, Ph.D.      since 1997        (3/02-present); Staff Analyst, Southwest Research
(1946)                              Institute (9/98-3/02).

Michael F.        Trustee           President of Reimherr Business Consulting                39
Reimherr          since 2000        (5/95-present).
(1945)

MANAGEMENT TRUSTEE(4)

Christopher W.    Trustee since     President and Chief Executive Officer (CEO), Director,   39
Claus (1960)      2001; President,  and Chairman of the Board of Directors, USAA Investment
                  and Vice          Management Company (IMCO)(12/04-present); President, CEO,
                  Chairman of       Director, and Vice Chairman of the Board of Directors,
                  the Board         IMCO (2/01-12/04). Mr. Claus serves as President, Director,
                  of Trustees       and Chairman of the Board of Directors of USAA Shareholder
                                    Account Services (SAS), and Senior Vice President of USAA
                                    Life Investment Trust, a registered investment company
                                    offering five individual funds.

[FOOTNOTES]
     (1) The addresses for each Nominee is c/o USAA, P.O. Box 659442, San Antonio, Texas 78265-9442.

     (2) If Proposal 2 is approved, these same Trustees will oversee all Funds in the Fund Complex.

     (3) These are the Trustees who are not "interested persons" of the Funds or IMCO, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act). We refer to them as Independent Trustees.

     (4) Mr. Claus is deemed to be an "interested person" of the Funds under the 1940 Act because of his position with IMCO and its affiliates. We refer to him as a Management Trustee.

                                                             Proxy Statement - 3

|X|  WHY ARE WE NOW RE-ELECTING MEMBERS TO THE BOARD OF TRUSTEES?


     The Board of Trustees has adopted a policy that each Trustee shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. The last time each Trustee was presented to shareholders for election was July 2001, so it is now time to present the Trustees to shareholders for re-election. The Board was comprised of six Trustees. Dr. Laura T. Starks recently resigned from the Board and thus is not presented for re-election.

|X|  HOW LONG CAN TRUSTEES SERVE ON THE BOARD OF TRUSTEES?


     Pursuant to a policy adopted by the Board of Trustees, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 70 or has served 20 years, and the Management Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. A Trustee may resign or be removed by a vote of the holders of a majority of the outstanding shares of the Funds at any time.

|X|  WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF TRUSTEES?


     The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that your Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews your Funds' investment performance as well as the quality of other services provided to your Funds and their shareholders by each of the Funds' service providers, including USAA Investment Management Company (IMCO) and its affiliates. IMCO acts as the investment adviser, principal underwriter, and administrator of the Funds. IMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board of Trustees reviews the fees paid by the Funds for these services and the overall level of your Funds' operating expenses.

|X| WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD OF TRUSTEES REPRESENTS SHAREHOLDER INTERESTS?

     The Board of Trustees seeks to represent shareholder interests by:

     |X|  reviewing the investment performance of each Fund with management;

     |X| reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates;

     |X| discussing with IMCO senior management steps being taken to address any performance deficiencies;

     |X| reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     |X| monitoring potential conflicts between the Funds and IMCO and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

     |X| monitoring potential conflicts among Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

|X|  WHAT IS THE SHARE OWNERSHIP IN THE FUNDS BY THE NOMINEES?

     As of April 30, 2006, the Trustees and their families as a group owned beneficially or of record less than 1% of the outstanding shares of all Funds within the USAA family of funds.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each Fund and in all Funds in the aggregate as of April 30, 2006.

USAA family of funds - 4

                                                                                  AGGREGATE DOLLAR
                                                                                     RANGE OF
                                                                                    SECURITIES
                                                                                   IN INVESTMENT
                                                                                 COMPANIES OVERSEEN
NAME OF                                                 AGGREGATE DOLLAR RANGE    BY TRUSTEE IN THE
TRUSTEE                           FUND NAME              OF SECURITIES OWNED        FUND COMPLEX
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Richard A. Zucker                    Income                  Over $100,000            Over $100,000
                                 International              $10,001-$50,000
                                  Money Market              $10,001-$50,000
                          S&P 500 Index (Member Shares)      Over $100,000
                                 Small Cap Stock            $10,001-$50,000
                              Tax Exempt Long Term           Over $100,000

Barbara B. Dreeben        S&P 500 Index (Member Shares)       $0-$10,000              Over $100,000
                          Tax Exempt Intermediate-Term       Over $100,000

Robert L. Mason               Cornerstone Strategy          $10,001-$50,000           Over $100,000
                                 Growth & Income            $10,001-$50,000
                                  Income Stock              $10,001-$50,000
                                  Money Market               Over $100,000
                              Tax Exempt Long-Term          $10,001-$50,000
                              Total Return Strategy           $0-$10,000

Michael F.  Reimherr             Capital Growth              Over $100,000            Over $100,000
                                   GNMA Trust                 $0-$10,000
                            High-Yield Opportunities        $10,001-$50,000
                                     Income                 $10,001-$50,000
                                  Income Stock             $50,001-$100,000
                             Intermediate-Term Bond         $10,001-$50,000
                                  Money Market              $10,001-$50,000
                         S&P 500 Index (Member Shares)     $50,001-$100,000
                                 Short-Term Bond            $10,001-$50,000

MANAGEMENT TRUSTEE

Christopher W. Claus            Aggressive Growth           $10,001-$50,000           Over $100,000
                               Balanced Strategy              $0-$10,000
                                 Capital Growth             $10,001-$50,000
                                Emerging Markets            $10,001-$50,000
                                     Growth                 $10,001-$50,000
                                 Growth & Income            $10,001-$50,000
                            High-Yield Opportunities         Over $100,000
                                  Income Stock             $50,001-$100,000
                             Intermediate-Term Bond          Over $100,000
                                  International            $50,001-$100,000
                          S&P 500 Index (Member Shares)    $50,001-$100,000
                          S&P 500 Index (Reward Shares)       $0-$10,000
                                 Short-Term Bond           $50,001-$100,000
                                 Small Cap Stock            $10,001-$50,000
                          Tax Exempt Intermediate-Term       Over $100,000
                              Tax Exempt Long-Term          $10,001-$50,000
                             Tax Exempt Money Market          $0-$10,000
                              Tax Exempt Short-Term          Over $100,000
                              Total Return Strategy          Over $100,000
                                      Value                $50,001-$100,000

                                                             Proxy Statement - 5

|X|  WHAT ARE THE MEMBERS OF THE BOARD OF TRUSTEES PAID FOR THEIR SERVICES?

     The Funds pay each Independent Trustee a fee for his or her services. Independent Trustees are compensated on the basis of an aggregate annual retainer of $29,000 from the Funds plus reimbursement for reasonable expenses incurred in attending any meeting of the Board of Trustees or one of its committees. The Independent Trustee serving as Chair of the Board of Trustees receives an additional annual fee of $12,000 while each Independent Trustee serving as Chair of a committee of the Board of Trustees receives an additional annual fee of $6,000. The fee for attending an in-person regular or special meeting of the Board of Trustees is $3,000 and $750 for telephonic meetings called by the Fund officers. The fee for serving on one or more committees is $1,500 per meeting. All Funds in the USAA family of funds meet on a combined basis for regular meetings. All compensation is allocated evenly among all Funds. All compensation paid to Independent Trustees is currently used to acquire shares of one or more Funds in the USAA family of funds under an automatic investment program for Trustees. The Independent Trustees periodically review their compensation to assure that it continues to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other comparable mutual fund companies. Management Trustees are not compensated by the Funds for their service on the Board of Trustees or any committee of the Board of Trustees.

     The table below sets forth the fees paid to each Trustee by the Funds in the USAA family of funds.

====================================================================================================================================
                    AGGREGATE COMPENSATION FROM THE FUNDS(1)


                                                                         USAA                                             TOTAL
                                         USAA MUTUAL       USAA     INVESTMENT TRUST      USAA                        COMPENSATION
NAME OF                   USAA MUTUAL    FUND, INC.     INVESTMENT   (TOTAL RETURN     TAX EXEMPT     USAA MUTUAL       FROM THE
TRUSTEE                 FUND, INC.(2)  (INDEX FUNDS)(3)  TRUST(4)   STRATEGY FUND)(5)   FUND, INC.(6) FUNDS TRUST(6) FUND COMPLEX(7)
Richard A. Zucker          $14,144        $3,430          $15,825      $1,944            $19,625      $19,625            $78,500
Barbara B. Dreeben         $13,156        $3,099          $14,775      $1,756            $17,750      $17,750            $71,000
Robert L. Mason, Ph.D.     $13,403        $3,166          $15,375      $1,794            $18,125      $18,125            $72,500
Michael F. Reimherr        $12,415        $2,901          $14,175      $1,644            $16,625      $16,625            $66,500
Christopher W. Claus(8)    None           None            None         None              None         None               None

   (1)  No pension or retirement benefits are accrued as part of fund expenses.

   (2) Amounts are for the fiscal year ended July 31, 2005, and exclude the Index Funds.

   (3)  Amounts are only for the Index Funds for the fiscal year ended  December
        31, 2005.

   (4) Amounts are for the fiscal year ended May 31, 2005, and excludes the Total Return Strategy Fund.

   (5) Amounts are only for the Total Return Strategy Fund for the fiscal year ended December 31, 2005.

   (6)  Amounts are for the fiscal year ended March 31, 2006.

   (7) Represents compensation as of March 31, 2006. It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund's recently completed fiscal year.

   (8)  Mr. Claus is a Management Trustee because of his position with IMCO and, accordingly,  receives no compensation  from any Fund in the USAA family of funds.
====================================================================================================================================

|X|  HOW OFTEN DOES THE BOARD OF TRUSTEES MEET?


     The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. A portion of these meetings is devoted to meetings of various committees of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During each Fund's most recent full fiscal year, the Board of Trustees met five times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA Mutual Funds Trust, and six times on behalf of USAA Investment Trust. During each Fund's most recent full fiscal year, the Audit Committee met four times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Mutual Funds Trust, and USAA Investment Trust. During each Fund's most recent full fiscal year, the Pricing and Investment Committee met four times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Mutual Funds Trust, and USAA Investment Trust.

USAA family of funds - 6

     During each Fund's most recent full fiscal year, the Corporate Governance Committee met five times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA Mutual Funds Trust. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees and any committee on which he or she served.

|X|  WHAT ARE THE FUNDS' STANDING COMMITTEES?

     The Board of Trustees has four standing committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. Between the meetings of the Board of Trustees and while it is not in session, the Executive Committee may exercise all of the powers of the Board of Trustees in the management of the business of the Funds, which may be delegated to it by the Board of Trustees. The Executive Committee consists of two Trustees, currently Messrs. Claus and Zucker.

     The Audit Committee consists of all Independent Trustees, with Dr. Mason serving as Chair. The Audit Committee is responsible for, among other things, overseeing the Funds' accounting, financial reporting, and internal controls, approving the selection, retention, or termination of the Funds' independent registered public accounting firm, evaluating the independence of the Funds' independent registered public accountants, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to IMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds' internal controls, investigating improprieties or suspected improprieties in the Funds' accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee also is responsible for receiving reports from the Funds' Chief Compliance Officer.

     The Pricing and Investment Committee consists of all Trustees, with Mr. Claus serving as Chair. The Pricing and Investment Committee reviews and oversees the investment-related activities of the Funds, including overseeing and receiving reports on the administration of certain policies and procedures adopted by the Board with respect to the valuation of portfolio securities, pricing of Fund shares, and liquidity determinations, reviewing and approving certain affiliated transactions, and overseeing and receiving reports related to the Funds' performance, investment objectives, strategies and policies, trade execution, commission recapture program, and other related or similar matters.

     The Corporate Governance Committee consists of all Independent Trustees, with Mrs. Dreeben serving as Chair. The Corporate Governance Committee is responsible for overseeing the Board and the USAA Funds' compliance with corporate governance requirements and best practices, and to ensure that the Board and its officers conduct themselves ethically in accordance with the law. The Committee, among other things, reviews and oversees the organization and performance of the Board, the annual evaluation of the Board and each Committee of the Board, and the annual review and approval of the Funds' advisory agreements. The Committee meets at least quarterly without any Management Trustee in attendance at the meeting. The Committee also reviews and monitors any Code of Ethics related to the Funds and recommends changes to those Codes.

     In  addition,   the  Corporate  Governance  Committee  is  responsible  for maintaining a policy on Board tenure and term limitations for the Independent Trustees, and establishing procedures to identify and recruit potential candidates for Board membership, and to recommend candidates to fill any vacancy for Independent Trustees on the Board. The Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a Fund shareholder sent to Board member(s) at the address specified in Fund disclosure documents or as received by IMCO or a Fund officer. Any recommendation for a nomination submitted by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the board; and references. The Committee has a Charter, a copy of which is attached to this proxy statement as Exhibit A.

                                                             Proxy Statement - 7

|X| WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO ELECT THE NOMINEES TO THE BOARD OF TRUSTEES?

     The nominees for Trustees of the Funds receiving the vote of a plurality of the outstanding voting shares of each of the four Companies and Trusts cast at a meeting shall be elected, provided a quorum is present. Shareholders of all Funds in a Company or Trust will vote as a single class on the election of Trustees.

|X|  HOW  DOES  THE  BOARD  OF  TRUSTEES  RECOMMEND  SHAREHOLDERS  VOTE  ON THIS
     PROPOSAL?

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RE-ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES OF THE FUNDS.

|X|  IS THERE MORE INFORMATION ABOUT THE FUNDS?

     Yes. Exhibit B contains certain information about the Funds' officers. These officers are appointed by the Board and are not being presented for election.

                                  PROPOSAL 2

                           APPROVAL OF REORGANIZATIONS

                                    OVERVIEW
             ALL FUNDS (EXCEPT FOR THE FLORIDA TAX-FREE INCOME FUND
                   AND THE FLORIDA TAX-FREE MONEY MARKET FUND)


|X|  WHAT ARE THE PURPOSES OF THE REORGANIZATIONS?

     The primary purposes of the proposed Reorganizations are to seek future economies of scale and to eliminate certain costs, some of which are paid by the Funds, associated with operating four different legal entities organized in three different states, each of which has different fundamental investment restrictions. On April 19, 2006, the Board of each existing Fund, except the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund (each an Existing Fund), approved a series of initiatives that are designed to streamline and modernize the operations of the Existing Funds by reorganizing all of the USAA family of funds into one legal entity, leaving all Funds subject to one state law and one set of governing documents. After the Reorganizations, there will be one legal entity (USAA Mutual Funds Trust) operating under one uniform set of legally required investment restrictions.

|X|  HOW WILL THE EXISTING FUNDS BE REORGANIZED?

     At a meeting held on April 19, 2006, the Board of each Existing Fund approved an Agreement and Plan of Conversion and Termination (each a Reorganization Agreement and collectively, the Reorganization Agreements) pursuant to which each Existing Fund would be reorganized into a newly established corresponding series of USAA Mutual Funds Trust (each a New
     Fund), which is an existing Delaware statutory trust that was formerly known as USAA State Tax-Free Trust. The name of each New Fund after the Reorganizations will be the same as its corresponding Existing Fund, except for the Long-Term Fund, Intermediate-Term Fund, and Short-Term Fund, which will be changed to officially add Tax Exempt to their names to distinguish them from our taxable bond funds with similar durations.

|X| WHAT EFFECTS WILL THE REORGANIZATIONS HAVE ON THE EXISTING FUNDS AND THEIR SHAREHOLDERS?

     Overall, the Reorganizations will have little effect on Existing Funds and their shareholders. Specifically, approval of the Reorganizations will result in minor changes to the following:

     o three of the Existing Funds' investment objectives (First Start Growth Fund, International Fund, and Precious Metals and Minerals Fund);

USAA family of funds - 8

     o three other Existing Funds' Lipper Indexes used to compute performance adjustments fees (Capital Growth Fund, First Start Growth Fund, and Growth and Tax Strategy Fund);

     o two other Existing Funds' abilities to concentrate investments in the same issuer (Aggressive Growth Fund and Precious Metals and Minerals
          Fund);

     o    the Aggressive Growth Fund's fee structure; and

     o the names of the Short-Term Fund, Intermediate-Term Fund, and Long-Term Fund will be changed to officially add Tax Exempt into their names to distinguish them from our taxable bond funds with similar durations.

     Other than these changes, the Reorganizations will not result in any change to the fees charged by any New Fund or in any material change in the investment objective(s) or principal investment strategies of any of the Existing Funds. The New Funds also will have fewer "fundamental" investment policies, which can be changed only with shareholder approval and restrict the Funds' ability to respond to new developments and changing economic conditions. The investment adviser, subadvisers, portfolio managers, and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to each Existing Fund.

     Immediately after the Reorganizations, shareholders of the Existing Funds will own the same number of shares with the same value of the corresponding class of the New Fund that they held in the Existing Fund immediately prior to the closing of the Reorganizations. For example, if you currently own 100 shares of an Existing Fund, immediately after the closing of the Reorganization, you would own 100 shares of the corresponding New Fund having the same net asset value as your original 100 shares of the Existing Fund immediately prior to the closing.

|X|  WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 2?

     Shareholders of each Existing Fund are now being asked to approve the applicable Reorganization Agreement. If approved, it is expected that the Reorganization for each Existing Fund will take effect after the close of business on or about July 31, 2006 (the Closing Date), although this date could be adjusted.

     EACH REORGANIZATION AGREEMENT CONTEMPLATES:

     |X| The transfer of all of the assets of each Existing Fund to a corresponding New Fund in exchange for shares of the New Fund;

     |X| The assumption by the corresponding New Fund of all of the liabilities of the Existing Fund;

     |X| The distribution to shareholders of each class of the Existing Fund, in exchange for his or her shares of the Existing Fund, the same number of full and fractional shares of the corresponding class of the respective New Fund having an aggregate net asset value equal to the aggregate net asset value of the full and fractional shares of that class of the Existing Fund held by that shareholder at the close of business on the Closing Date; and

     |X|  The subsequent termination of the Existing Fund.

     The closing of any one Existing Fund's Reorganization is not contingent on the closing of any other Fund's Reorganization.

     If approved, the Reorganizations will have the following effects with respect to the New Funds:

     (1) If elected, the same Trustees nominated for re-election in Proposal 1 will serve as Trustees of the New Funds.

     (2) The New Funds will enter into investment advisory agreements with IMCO that are substantially similar to the agreements currently in place with respect to the Existing Funds, except that, as discussed below, there will be changes to the Lipper Indexes used to compute the performance adjustment for three of the New Funds, a provision will be added permitting the Board to change a New Fund's benchmark without shareholder approval,

                                                             Proxy Statement - 9
          a change will be made to the advisory and transfer agency fees of one of the New Funds, and, similar to the equity funds, a change will be made to permit IMCO to implement a manager-of-managers structure for all Funds in the USAA family of funds.

     (3) IMCO will enter into subadvisory agreements on behalf of the New Funds with the current subadvisers of the Existing Funds that are substantially identical as the agreements currently in place with respect to the Existing Funds.

     (4) The investment objective(s) of each New Fund will be classified as non-fundamental, meaning that the Board of the New Funds may change the investment objective(s) in light of market circumstances or other events, without shareholder approval.

     (5) The investment objectives of the New Funds corresponding to the First Start Growth Fund, the International Fund, and the Precious Metals and Minerals Fund will be revised as discussed below.

     (6) The classification of the New Funds corresponding to the Aggressive Growth Fund and the Precious Metals and Minerals Fund will be changed to non-diversified as discussed below.

     (7) The New Funds will adopt fewer and more streamlined fundamental investment restrictions than those currently in effect for the Existing Funds.

     (8) Each Lipper Index used to compute the performance adjustment for the New Funds corresponding to the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund will be changed to a Lipper Index that is more appropriate to the investment strategies of each of these Existing Funds.

     (9) Under the new advisory agreement for all Funds in the USAA family of funds, IMCO will have the ability to hire, replace, or terminate subadvisers with Board approval alone. IMCO does not have any present intention to hire subadvisers to manage the day-to-day activities of the Precious Metals and Minerals Fund or any fixed income or money market fund.

     (10) The transfer agency fee of the New Fund corresponding to the Aggressive Growth Fund will be reduced and the average net asset breakpoints applicable to the base advisory fee will be increased to make the Fund's pricing structure more competitive with comparable funds and enable IMCO to continue retaining leading money managers in this asset class to manage the Fund's assets.

     Shareholders of each Existing Fund are not being asked to vote separately on these matters. By voting "FOR" Proposal 2, shareholders will effect all the actions described above that are applicable to each Existing Fund.

|X| WILL FEES FOR THE NEW FUNDS CHANGE IF SHAREHOLDERS APPROVE THE REORGANIZATIONS?


     Voting "FOR" the Reorganizations will not result in changed fees for any Fund except for the Aggressive Growth Fund.

     The Board has approved a pricing restructuring for the Aggressive Growth Fund, including a decrease in the transfer agency fees charged by USAA Shareholder Account Services and an increase in the average net asset breakpoint levels for the advisory fee paid to IMCO to manage the Fund. The net impact of this pricing restructuring would have been a small increase (6.8%) in the Fund's total operating expenses for its last fiscal year. See WHAT ARE THE CHANGES TO THE FEE STRUCTURE FOR THE AGGRESSIVE GROWTH FUND on page 20.

     In addition, as described more fully below, with respect to the Capital Growth Fund, First Start Growth Fund, and Growth and Tax Strategy Fund, the Lipper Index used to compare each Fund's performance for purposes of calculating the performance adjustment to the Fund's base advisory fee will be changed to reflect changes in each Fund's investment style.

USAA family of funds - 10

|X|  WHY IS THE BOARD RECOMMENDING APPROVAL OF THE REORGANIZATION AGREEMENTS?

     In unanimously approving the Reorganization Agreements and recommending that shareholders of the Existing Funds also approve the Reorganization Agreements, the Board of the Existing Funds was provided and evaluated information it reasonably believed necessary to consider the proposed Reorganizations. The Board of the Existing Funds determined that the Reorganizations would not dilute the interests of each Existing Fund's shareholders and would be in the best interests of each Existing Fund and its shareholders. Summarized below are the key factors considered by the
     Board:

     |X| In recent years, many mutual funds have reorganized as Delaware statutory trusts. Based on the input of IMCO and Fund and independent directors' counsel, the Board determined that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Funds, which potentially could lead to greater operating efficiencies and lower expenses for shareholders of the New Funds.

     |X| Based upon information presented by IMCO, the Board determined that the New Funds may be able to realize greater operating efficiencies because the Reorganizations would permit the New Funds to (1) eliminate differences in voting, record date, quorum, and other corporate requirements under the different governing documents of the Existing Funds and (2) operate under uniform, modern, and flexible governing documents that would streamline the Fund governance process, reduce future reporting, filing, and proxy costs, and reduce costs associated with the New Funds' administration.

     |X| The Board considered that the investment adviser, the subadvisers, and other service providers will remain the same. The advisory agreements will remain the same, except that the Lipper Indexes used to compute the performance adjustment for the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund will be revised to utilize Lipper Indexes that are more appropriate given the recent changes to the investment strategies of these Funds; a provision will be added permitting the Board to change a benchmark index without shareholder approval; a provision will be added to permit each Fund to implement a manager-of-managers structure; and the average net asset breakpoints applicable to the base advisory fee of the Aggressive Growth Fund will be increased, which, when combined with the reduction in transfer agency fees, will result in a slight increase to the total operating expenses of the Fund. The subadvisory agreements will remain the same. The services provided by these service providers will be the same as those currently being provided to each Existing Fund.

     |X| Based upon information presented by IMCO, the Board determined that as a result of the Reorganizations (1) the investment objectives of the New Funds corresponding to the First Start Growth Fund, the International Fund, and the Precious Metals and Minerals Fund will be revised, as described below, and (2) the classification of the Aggressive Growth Fund and the Precious Metals and Minerals Fund will be changed to non-diversified, as described below. IMCO also informed the Board that, other than these changes, the Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Existing Funds even though the New Funds will adopt investment objectives that may be changed with approval of the Board only.

     |X| The New Funds will adopt certain investment restrictions that update, standardize, and streamline the investment restrictions currently in effect for the Existing Funds, which would simplify portfolio management and the administration of the New Funds.

     |X| The Board considered the estimated cost of the Reorganizations, including the costs of holding shareholder meetings and of obtaining shareholder approval of the Reorganizations, the fact that a significant portion of these costs would have been incurred even if the Reorganizations had not been proposed since shareholder approval of the Trustees was necessary in light of the requirement to seek shareholder approval every five years, and the anticipated long-term benefits of the Reorganizations, including anticipated cost savings. The Board also considered the fact that IMCO represented to it that, other than the increase to the average net asset breakpoints applicable to the base advisory fee of the Aggressive Growth Fund, which combined with the reduction in transfer agency fees would result in a small increase to that Fund's annual total operating expenses, there would be no increase in shareholder fees or changes to existing services as a result of the Reorganizations.

                                                            Proxy Statement - 11

     |X| Based upon information presented by IMCO and advice of counsel, the Board determined that there were no anticipated direct or indirect federal income tax consequences of the Reorganizations to Existing Fund shareholders.

|X| HOW WILL THE INVESTMENT RESTRICTIONS OF THE NEW FUNDS DIFFER FROM THE INVESTMENT RESTRICTIONS IN EFFECT FOR THE EXISTING FUNDS?

     The 1940 Act requires each fund to adopt certain fundamental investment restrictions regarding specific activities. Each Existing Fund has adopted similar fundamental investment restrictions with respect to these required restrictions and certain fundamental investment restrictions not required by the 1940 Act. In connection with the Reorganizations, the New Funds intend to adopt uniform fundamental investment restrictions required under the 1940 Act to conform these policies to the flexibility now afforded under federal and state law. The New Funds also intend to eliminate duplicative or unnecessary fundamental investment restrictions of the Existing Funds. The Board of the New Funds has reviewed and approved the modifications to the fundamental investment restrictions of the Existing Funds that will be applicable to the New Funds.

     In general, the purpose of the modifications is to permit the New Funds greater flexibility in portfolio management, harmonize minor differences in the wording of similar restrictions, simplify the New Funds' administration, and make the restrictions uniform among all New Funds. The New Funds do not intend to have different investment objectives or strategies as a result of the modifications to, or in some cases elimination of, the Existing Funds' fundamental investment restrictions.

     Exhibit C lists and describes the activities that must be addressed by a fundamental investment restriction under the 1940 Act and each fundamental investment restriction adopted by each Existing Fund and the corresponding fundamental investment restriction, if any, for each New Fund.

|X| WILL THERE BE ANY SALES LOAD, COMMISSION, OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATIONS?

     No. The full value of your shares of an Existing Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission, or other fee imposed.

|X|  WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS?

     As a condition to closing of each Reorganization, the Companies and Trusts will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that neither the participating Existing Fund or New Fund nor the shareholders will recognize any gain or loss as a result of the Reorganizations.

|X|  WHO IS BEARING THE EXPENSES RELATED TO THE REORGANIZATIONS?

     The Existing Funds will bear the expenses associated with the Reorganizations, including the legal costs, and the costs of printing, mailing, tabulation, and solicitation of proxies. The share to be paid by each Existing Fund will be based in part on the Existing Fund's average net assets as a percentage of the average net assets of the Existing Funds in the Fund Complex and in part on the number of shareholders in each Existing Fund. To the extent a Fund's expenses exceed its expense limitations, if applicable, IMCO will bear those expenses. IMCO also will bear the costs of internal personnel necessary to plan, prepare, and execute the project associated with the Reorganizations.

                    SUMMARY OF THE REORGANIZATION AGREEMENTS

|X|  WHAT  ARE  THE  MATERIAL  TERMS  AND   CONDITIONS  OF  THE   REORGANIZATION
     AGREEMENTS?

     The terms and conditions under which each Reorganization would be completed are contained in each Reorganization Agreement, a copy of which is available on the SEC's Web site at http://www.sec.gov or upon request by calling toll free (800) 531-8448.

USAA family of funds - 12

     The Reorganization Agreements provide that each New Fund will acquire all of the assets of the corresponding Existing Fund in exchange solely for shares of the New Fund and the New Fund's assumption of such Existing Fund's liabilities. The Reorganization Agreements further provide that, after the applicable Closing Date, each Existing Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareholders, by class.

     The number of full and fractional shares of the New Fund you will receive in the Reorganizations will be equal in value, as calculated at the close of business (generally 4 p.m. Eastern Time) on the applicable Closing Date, to the number of full and fractional shares of the Existing Fund you own on that Closing Date and will be of the same class as the shares you own on that Closing Date. The New Funds will not issue certificates representing the New Fund shares issued in connection with such exchange. Outstanding certificates for shares of the Existing Funds will be canceled and shareholders holding such certificates shall be credited the appropriate amount of shares in the Reorganization. After such distribution, each Existing Fund will wind up its affairs and terminate or dissolve the Existing Fund as soon as practicable after the closing of the Reorganization.

     Any Reorganization Agreement may be terminated, and any Reorganization may be abandoned at any time prior to its closing, before or after approval by Existing Fund shareholders, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable with respect to such Existing Fund(s). The completion of each Reorganization also is subject to various conditions, including: (1) completion of all necessary filings with the SEC and state securities authorities; (2) the receipt of all material consents, orders, and permits of federal, state, and local regulatory authorities necessary to close the Reorganization; (3) delivery of a legal opinion regarding the federal tax consequences of the Reorganization; (4) the issuance by the New Fund of initial shares to IMCO or its affiliate, to permit IMCO or its affiliate to take all necessary actions as such New Fund's sole shareholder, required to be taken by the New Fund; (5) USAA Mutual Funds Trust (on behalf of the New Fund) shall have entered into or adopted an investment advisory contract, and such other agreements and plans necessary for each New Fund's operations; and
     (6) other customary corporate and securities matters. Subject to the satisfaction of these conditions, each Reorganization will take place immediately after the close of business on the Closing Date. The Reorganization Agreements provide that either of the Existing Funds or the New Funds may waive compliance with any of the covenants or conditions if such waiver will not have a material adverse effect on the Existing Funds' shareholders other than the requirements specifically listed in clauses
     (1)-(5) above.

     The Reorganization Agreement for each Existing Fund must be approved by shareholders of that Existing Fund. The closing of one Reorganization is not contingent on the closing of any other Reorganization. In the event that shareholders of a particular Existing Fund do not approve the Reorganization Agreement of that Existing Fund or the Reorganization is not consummated with respect to that Existing Fund for any other reasons, the Board will consider other courses of action.

|X|  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS?

     Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the Code).

     As a condition to the closing of each Reorganization, each Existing Fund and New Fund will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that, based on certain stated facts and assumptions, and certain representations of each Existing Fund and New Fund, and conditioned on each Reorganization's being completed in accordance with the Reorganization Agreement, for federal income tax purposes, with respect to each Reorganization and the Existing Funds and New Funds participating therein:

     (1) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Existing Fund and New Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);

     (2) no Existing Fund or New Fund will recognize any gain or loss on the Reorganization;

                                                            Proxy Statement - 13

     (3) an Existing Fund's shareholders will not recognize any gain or loss on the exchange of shares of the Existing Fund for shares of the New Fund;

     (4) the holding period for, and the aggregate tax basis in, the shares of a New Fund a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the shares of an Existing Fund the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date);

     (5) the New Fund's holding period for, and tax basis in, each asset the Existing Fund transfers to it will include the Existing Fund's holding period for, and will be the same as the Existing Fund's tax basis in, that asset immediately prior to the Reorganization; and

     (6) for purposes of section 381 of the Code, the New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund's taxable year, the Existing Fund's tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund's taxable year before the Reorganization will be included in the New Fund's taxable year after the Reorganization.

     If a  Reorganization  were  to fail to meet  the  requirements  of  section
     368(a)(1)(F),   a  shareholder   could  realize  a  gain  or  loss  on  the
     transaction.

               COMPARISON OF THE NEW FUNDS AND THE EXISTING FUNDS

|X|  HOW WILL THE NEW FUNDS BE ORGANIZED?

     Each of the Existing Funds is currently organized as a series of either a Maryland corporation or a Massachusetts business trust as indicated below.

              MARYLAND FUNDS                        MASSACHUSETTS FUNDS

 Aggressive Growth        S&P 500 Index            Balanced Strategy
 Growth                   Nasdaq-100 Index         Cornerstone Strategy
 Growth & Income          Extended Market Index    Growth and Tax Strategy
 Income                   Long-Term*               Total Return Strategy
 Income Stock             Intermediate-Term*       Emerging Markets
 Short-Term Bond          Short-Term*              International
 Money Market             Tax Exempt Money Market  Precious Metals and Minerals
 First Start Growth       California Bond          World Growth
 Science & Technology     California Money Market  GNMA Trust
 Intermediate-Term Bond   New York Bond            Treasury Money Market
 High-Yield Opportunities New York Money Market
 Small Cap Stock          Virginia Bond
 Capital Growth           Virginia Money Market
 Value

          * These funds' names will be changed to Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, and Tax Exempt Short-Term Fund to reduce confusion with taxable funds with similar names.

     If the Reorganizations are approved, each Existing Fund will re-domicile into a corresponding series of USAA Mutual Funds Trust, which is a Delaware statutory trust governed by its own Trust Instrument and By-Laws. Subject to shareholder approval, the Board of Trustees of USAA Mutual Funds Trust will consist of the same five nominees identified in Proposal 1. The operations of each Existing Fund and New Fund are also governed by applicable state and federal law.

     Under the Trust Instrument and By-Laws of USAA Mutual Funds Trust, the Trustees of the New Funds will have more flexibility than Trustees of the Existing Funds and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act without shareholder approval. The increased flexibility may allow the Trustees

USAA family of funds - 14
     of the New Funds to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Funds to operate in a more efficient and economical manner and will reduce the circumstances in which shareholder approval will be required. Delaware law also promotes ease of administration by permitting the Board of Trustees of the New Funds to take certain actions, for example, establishing new investment series, without filing additional documentation with the state, which would otherwise require additional time and costs.

     Importantly, the Trustees of the New Funds will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of the Existing Funds with respect to the Existing Funds and their shareholders.

     Certain other similarities and differences among these types of entities are summarized at Exhibit D. Although Exhibit D does not provide a complete comparison, all material differences, to the best of our knowledge, are summarized. Copies of the governing documents of the Existing Funds and the New Funds are available to shareholders without charge upon written request to the Legal Department, USAA Investment Management Company, 9800 Fredericksburg Road, San Antonio, Texas 78288 or by calling (800) 531-8448.

|X|  HOW WILL THE EXISTING FUNDS' INVESTMENT OBJECTIVES CHANGE?

     If the Reorganizations are approved, changes will be made to the investment objectives of only three of the New Funds. The investment objective of the New Fund corresponding to the First Start Growth Fund will be revised from that of seeking "long-term capital appreciation" to that of seeking "long-term capital growth with reduced volatility over time." The Fund's strategy to achieve this objective will be to invest primarily in equity securities when IMCO believes the reward characteristics outweigh the risk in the market. The Fund's principal strategy will also emphasize that the Fund may invest up to 80% in bonds and cash equivalents to reduce volatility depending on IMCO's view of the overall direction of the stock market. These changes are intended to give the portfolio managers more flexibility to invest a portion of the Fund's assets in non-equity securities to reduce the volatility of the Fund during bear equity markets.

     The investment objectives of the New Funds corresponding to the International Fund and the Precious Metals and Minerals Fund will also be amended to remove their secondary objectives of current income. The new investment objective of the International Fund would state that the New Fund "seeks capital appreciation." The new investment objective of the Precious Metals and Minerals Fund would state that the New Fund "seeks long-term capital appreciation and to protect the purchasing power of your capital against inflation." The purpose of these changes is to give the portfolio managers more flexibility to choose investments offering the best total return potential.

     Other than these three changes, each Existing Fund's investment objectives will remain the same. However, the investment objectives of each New Fund will be classified as non-fundamental. This would allow the Board of the New Funds to change the investment objective(s) of a New Fund whenever the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without causing the New Fund to incur the costs of shareholder meetings.

|X| WHY ARE THE AGGRESSIVE GROWTH FUND AND THE PRECIOUS METALS AND MINERALS FUND BEING CHANGED FROM DIVERSIFIED TO NON-DIVERSIFIED?

     Mutual funds must classify themselves as either diversified or non-diversified. The difference is that a diversified fund is subject to stricter percentage limits on the amount of assets that can be invested in any one company. Both the Aggressive Growth Fund and the Precious Metals and Minerals Fund are currently classified as diversified mutual funds under the 1940 Act. Therefore, each of these Funds has a fundamental policy that it may not purchase securities of an issuer if, with respect to 75% of its total assets, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each of these Funds can invest more than 5% of its assets in any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits also apply only at the time a Fund purchases a security.

                                                            Proxy Statement - 15

     AGGRESSIVE GROWTH FUND

     Both the Board and IMCO believe that the current diversification policy might in some circumstances restrict the flexibility of the subadviser in managing the Fund in an aggressive growth style, and believe that the proposed change authorizing the Fund to qualify as a non-diversified portfolio will allow the portfolio manager more flexibility to manage the Fund more opportunistically, if and to the extent desired, by IMCO and the subadviser. The Fund normally holds a core position of 35 to 50 common stocks. By changing the Fund's status to "non-diversified," the Fund's subadviser would be given the flexibility to potentially implement a strategy that could increase the size of a few stock positions in the portfolio, if and to the extent desired, by IMCO and the subadviser. In those circumstances, the subadviser could invest a greater portion of the Fund's assets in a single issuer. To the extent the value of a particular security may be adversely affected by business or other developments relating to the issuer, the impact on the Fund's net asset value could be greater than it would be on a diversified fund. Both the Board and IMCO believe that giving the Fund's subadviser more flexibility to invest a greater percentage of the Fund's assets in particular companies by authorizing the Fund to qualify as a non-diversified portfolio, although presenting increased risks if this flexibility is used, may in some circumstances offer greater potential rewards, and may be generally consistent with an aggressive growth investment style.

     PRECIOUS METALS AND MINERALS FUND

     Both the Board and IMCO believe that the current policy unduly restricts the flexibility of IMCO in managing the Fund, and believe that the proposed change will allow the portfolio manager to potentially improve returns by being able to more aggressively exploit opportunities, and to more effectively deal with mergers involving Fund holdings. Over the last few years, the precious metals industry has experienced a substantial amount of consolidation, and other attractive investment opportunities within this industry are limited. Changing the Fund's status to "non-diversified" will mitigate this opportunity problem. Both the Board and IMCO believe that giving the portfolio manager flexibility to acquire larger positions in individual companies when he believes that potential returns justify the additional risks, offers greater potential rewards and furthers the Fund's existing investment objective and strategies. To the extent the value of a particular security may be adversely affected by business or other developments relating to the issuer, the impact on the Fund's net asset value could be greater than it would be on a diversified fund.

     The Board, including the Independent Trustees, approved these changes and recommends making both the Aggressive Growth Fund and the Precious Metals and Minerals Fund "non-diversified" under the 1940 Act. The Board and IMCO believe that the proposed changes will facilitate each Fund's pursuit of its current investment objective. If the Reorganizations are approved, each Fund would be prohibited from investing more than 25% of its assets in any one issuer and each Fund will still be subject to diversification standards under the Internal Revenue Code. These standards generally provide that, to maintain favorable tax treatment, a fund may not purchase a security if, as a result, with respect to 50% (instead of 75%) of its total assets, more than 5% of a Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by a Fund. With respect to the remaining 50% of its total assets, a Fund would be limited to 25% in any one issuer. These limits apply only as of the end of each quarter of the Fund's fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters.

|X| WHAT IS THE DIFFERENCE IN THE LIPPER INDEXES USED TO CALCULATE THE PERFORMANCE ADJUSTMENT TO THE ADVISORY FEE FOR THE CAPITAL GROWTH FUND, THE FIRST START GROWTH FUND, AND THE GROWTH AND TAX STRATEGY FUND?

     Each Fund's  investment  management  fee is  comprised  of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of a particular Lipper Index. Lipper Inc., is an independent organization that monitors the performance of mutual funds. Because each Lipper Index tracks the total return performance of a group of mutual funds, the fees and expenses of these mutual funds are included in calculating the performance of the Lipper Index, just as the fees and expenses of each Fund are included in calculating the performance of the Fund. A performance adjustment aligns the interests of shareholders with those of the investment adviser by rewarding a Fund's investment adviser for good investment performance and penalizing a Fund's investment adviser for bad investment performance. Applicable regulatory guidance requires that an appropriate index be used for calculating any performance-based fees. The performance adjustment is calculated monthly by comparing a Fund's performance to that of the applicable Lipper Index over the performance period. The performance

USAA family of funds - 16
     period for a Fund consists of the current month plus the previous 35 months. When a Fund transitions to a new Lipper Index, the performance adjustment is calculated by prorating comparisons of the performance of the Fund to (i) the new Lipper Index for the portion of the performance period after the transition date and (ii) the old Lipper Index for the portion of the performance period prior to the transition date. As previously noted, one way in which the new investment advisory agreements will differ from the current investment advisory agreements is with respect to the benchmark index that will be used to calculate the performance adjustment for the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund.

     CAPITAL GROWTH FUND

     Currently, the benchmark index used for calculating the performance adjustment for the Fund is the Lipper Small-Cap Growth Funds Index. If the Reorganization is approved, the Lipper Global Funds Index would be used to calculate the performance adjustment for the Fund. Both indexes are maintained by Lipper.

     Prior to December 2005 and the implementation of the new investment management structure, the investment style used by IMCO when managing the Fund's assets most closely correlated to the management style of mutual funds within the Lipper Small-Cap Growth Funds Index. The Lipper Small-Cap Growth Funds Index tracks the total return performance of the 30 largest mutual funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Composite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

     In December 2005, IMCO, on behalf of the Fund, notified Fund shareholders that while the Fund could continue to purchase and hold securities of all capitalizations, the emphasis would shift toward a new "best ideas" approach. Batterymarch Financial Management, Inc., the Fund's subadviser, now uses an investment style when managing the Fund's assets that more closely correlates to the management style of mutual funds within the Lipper Global Funds Index. As a result, IMCO voluntarily agreed to calculate the performance adjustment by comparing the Fund's performance to both the Lipper Small-Cap Growth Funds Index and the Lipper Global Funds Index and then selecting the comparison that results in the lesser fee for the Fund's shareholders. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. As a result of changes to the investment style of the Fund, both IMCO and the Fund's Board believe that the Lipper Global Funds Index is now a more appropriate benchmark for the New Fund because it provides a better representation of the performance of funds with comparable management styles.

     FIRST START GROWTH FUND

     Currently,  the  benchmark  index  used  for  calculating  the  performance adjustment for this Fund is the Lipper Large-Cap Growth Funds Index (Existing Index). If the Reorganization is approved, the Lipper Flexible Portfolio Funds Index (New Index) would be used to calculate the performance adjustment for the Fund. Both indexes are maintained by Lipper. The Existing Index tracks the total return performance of the 30 largest mutual funds within the Large Cap-Growth Funds category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged index. The New Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

     The current investment style used by IMCO when managing the Fund's assets most closely correlates to the management style of mutual funds within the Lipper Large-Cap Growth Funds Index. After the Reorganization, as

                                                            Proxy Statement - 17
     discussed above, the investment objective of the Fund will be to seek long-term capital growth with reduced volatility over time; and therefore, the Fund would be using an investment style when managing the Fund's assets that more closely correlates to the management style of mutual funds within the Lipper Flexible Portfolio Funds Index. As a result, both IMCO and the Fund's Board believe that the New Index would be a more appropriate benchmark for the New Fund based on its changed investment objective and principal strategy because it provides a better representation of the performance of funds with comparable management styles.

     GROWTH AND TAX STRATEGY FUND

     Currently, the benchmark index used for calculating the performance adjustment for this Fund is the Lipper Balanced Funds Index (Existing Index). If the Reorganization is approved, the Existing Index would be replaced with a composite index composed of 51% of the Lipper General Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index (New Composite Index).

     The Existing Index tracks the total return performance of the 30 largest mutual funds within the balanced category, which typically includes mutual funds that seek to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds, with the typical stock/bond ratio being 60%/40% under normal market conditions. On the other hand, the Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. The Fund invests between 50-70% in tax-exempt bonds and money market instruments and 30-50% in blue chip stocks.

     Based on information provided by IMCO regarding differences in the Fund's investment objective, investment policies, and portfolio holdings, the Board determined that the Lipper Balanced Funds Index was not the appropriate index to measure this Fund's performance. Balanced funds, unlike the Growth and Tax Strategy Fund, generally hold a split of 60%/40% between equity securities and bonds, as compared with the Fund, which generally holds at least 50% of its portfolio in debt securities. Also, balanced funds can and do hold a larger proportion of taxable fixed income securities than the Fund, which generally holds a larger proportion of tax-exempt securities. The end result is that it is extremely unlikely that the Fund will ever outperform the Lipper Balanced Funds Index based on its investment objective, principal strategies, and style. Based on other information provided by IMCO about the unavailability of a comparable Lipper Index for the Fund, the Board also determined that a single index was not appropriate for measuring this Fund's performance. For that reason, the Board approved changing the Fund's Existing Index to the New Composite Index, including a fixed blend of the Lipper General Municipal Debt Funds Index and the Lipper Large-Cap Core Funds Index to compare the Fund's performance to an index reflecting its unique mix of tax-exempt and equity securities. The Board determined that the New Composite Index would be fixed at 51% for the Lipper General Municipal Debt Funds Index and 49% for the Lipper Large-Cap Core Funds Index to correspond to the Fund's investment strategy, under normal market conditions, to invest in securities so that at least 50% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum tax for individual taxpayers.

     The Board approved implementing the New Composite Index for the Fund beginning if shareholders approve the Reorganization of this Fund. If the shareholders approve the Reorganization of this Fund, the performance fee adjustment for the New Fund would be calculated based solely on the New Composite Index. The returns of the two component indexes of the New
     Composite Index are publicly available and the calculation of the New Composite Index would be auditable.

|X|  WHAT ARE THE MATERIAL  TERMS OF THE  INVESTMENT  ADVISORY  AGREEMENTS  WITH
     IMCO?

     The Reorganization Agreements require USAA Mutual Funds Trust to enter into investment advisory agreements for the New Funds. Together, the current
     Investment Advisory Agreements for the Existing Funds are referred to as the "Current Advisory Agreements," the Investment Advisory Agreements for each of the New Funds are referred to as the "New Advisory Agreements," and the Current Advisory Agreements and the New Advisory Agreements are referred to together as the "Advisory Agreements."

USAA family of funds - 18

     The Current Advisory Agreements were approved by Existing Fund shareholders in 2005 for the Total Return Strategy Fund, 2002 for the equity Funds (other than the Precious Metals and Minerals Fund), and 2001 for all other Funds. The Board of the Existing Funds, including the Independent Trustees, last approved the continuation of the Current Advisory Agreements on April 19, 2006. The Board of the New Funds separately approved the New Advisory Agreements on April 19, 2006. The New Advisory Agreements are available on the SEC's Web site at http://www.sec.gov or upon request by calling toll free (800) 531-8448.

     The New Advisory Agreements are the same as the Current Advisory Agreements, except for the changes to the Lipper Indexes used to compute the performance adjustment for the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund; the increase to the average net assets breakpoints applicable to the base advisory fee of the Aggressive Growth Fund; the names of the contracting parties; and dates of the Agreements. Under the Current Advisory Agreements, IMCO has the power, without the approval of the shareholders, to implement a manager-of-managers structure for each equity Fund (other than the Precious Metals and Minerals Fund) whereby IMCO is authorized, with the approval of the Board, to hire, terminate, or replace unaffiliated subadvisers to manage the Fund's day-to-day activities. The Current Advisory Agreements for the Precious Metals and Minerals Fund, the fixed income funds, and the money market funds do not authorize IMCO to implement such a structure. Under the New Advisory Agreements, IMCO will have the power, without the approval of shareholders, for all funds in the USAA family of funds to implement a manager-of-managers structure and hire, terminate, or replace unaffiliated subadvisers with only Board approval, subject to satisfying certain conditions including sending an informational statement to affected shareholders within 90 days of any change in a subadviser. This change will provide IMCO with greater flexibility to manage all funds in the USAA family of funds; and by making this authority consistent across all types of funds in the USAA family of funds, we can make all New Funds (other than the Index Funds) subject to the same advisory agreement with IMCO. IMCO has no present intention to implement a manager-of-managers structure for the Precious Metals and Minerals Fund, the fixed income funds, or the money market funds.

     The New Advisory Agreements for the New Funds also will allow the Board of Trustees, on behalf of the applicable New Fund, to change the fund's benchmark used to calculate the performance adjustment to the base advisory fee without a shareholder vote. This Board power will be subject to the provisions of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as modified by rule, exemptive order, or interpretation of the SEC or its staff, which currently requires that such changes be approved by shareholders. If future changes to the federal securities laws occur, or the SEC's or its staff's interpretation of those laws change to permit such changes without shareholder approval, the Board would be permitted to change the benchmark without shareholder vote. If ever legally permissible, this provision would give the Board added flexibility to change the benchmark used to calculate performance adjustments to the base advisory fee in response to material changes in investment policies of a fund, or changes to benchmarks to ensure that each New Fund's benchmark remains the most appropriate by which to measure its comparative performance.

     Under the Advisory Agreements, IMCO provides an investment program, carries out the investment policies, and manages certain other affairs and business of the Funds. IMCO is authorized, subject to the oversight of the Board, to determine the selection of, amount of, and time to buy or sell securities for the Funds. IMCO also is authorized to delegate to subadvisers the direct management of all or a portion of each Fund's assets, subject to approval by the Board. When subadvisers are employed, IMCO's role focuses on oversight of a Fund's subadvisers, rather than on directly managing the portion of the Fund's assets allocated to subadvisers.

     Each Advisory Agreement provides for an advisory fee based on the amount of net assets under management, with an adjustment, for certain Funds, based on the actual performance of each Fund. A performance adjustment aligns the interests of shareholders with those of the investment adviser by rewarding a Fund's investment adviser for good investment performance and penalizing a Fund's investment adviser for bad investment performance. As a result, advisory fees payable by a Fund to IMCO increase if the Fund outperforms its benchmark and decrease if the Fund underperforms its benchmark. Under the performance fee arrangement, a Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms its benchmark over that period, even if the Fund had overall negative returns during the performance period. The base fee payable to IMCO under each

                                                            Proxy Statement - 19

     Agreement will remain unchanged, except as discussed below with respect to the Aggressive Growth Fund. With respect only to the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund, the relevant New Advisory Agreement replaces the current Lipper Index used to calculate the performance adjustment with a Lipper Index that more closely correlates to the way each Fund will be managed.

     Each Advisory Agreement also provides that, except for the services and facilities provided by IMCO, each Fund pays all other expenses incurred in its operations. Expenses for which a Fund is responsible include taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy material, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Independent Trustees, costs of printing and mailing the prospectus, statement of additional information (SAI), and financial reports to existing shareholders, and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, SAI, and financial reports to prospective shareholders.

|X|  WHAT ARE THE CHANGES TO THE FEE STRUCTURE FOR THE AGGRESSIVE GROWTH FUND?

     With respect to the Aggressive Growth Fund, under the New Advisory Agreement, the blended base fee payable to IMCO will be increased by increasing the breakpoint thresholds as detailed in the table below.

         ================================================================
                          CURRENT BREAKPOINTS       PROPOSED BREAKPOINTS
          BASE FEE        (AVERAGE NET ASSETS)      (AVERAGE NET ASSETS)
         ----------------------------------------------------------------
           0.50%           $0 to $200 million        $0 to 750 million
           0.40%           Next $100 million         Next $750 million
           0.33%           Over $300 million         Over $1.5 billion
         ================================================================

     The increase to these breakpoint thresholds is just one component of changes to the overall pricing of this Fund to ensure that the Fund retains its competitive position and enable IMCO and the Board to continue to hire the best money managers. First, to bring the Fund's transfer agency fee in line with the other actively managed USAA equity funds and adjust to the increase in the average account size of this Fund over the past two years, IMCO proposed and the Board approved a reduction of the fee payable to the New Fund's transfer agent from $26 per account to $23 per account. Second, to address the Fund's management fee, the Board approved the changes described above to the average net asset breakpoints applicable to the base advisory fee paid to IMCO to manage the Fund.

     The reason for these changes is that in conjunction with the annual review of advisory agreements by the Board of the Fund, IMCO and the Board reviewed the pricing structure of the Fund and its performance relative to its peers. Similar to past years, according to Lipper, the Fund's management fees (advisory and administration fee) and total expense ratios are at or below the median of its peer group, which consists of a small group of no-load large-cap growth funds, and below its peer universe, which consists of most comparable no-load large cap growth funds, and substantially below the average total fees (1.45%) of the universe of all large cap growth funds. IMCO also noted that the Fund's transfer agency fee was higher than the median expense for its peer group and universe.

     As detailed in the following table, the overall impact of this revised fee structure would have increased the Fund's annual total operating expense ratio by only 0.07%, which represents an increase in the Fund's operating expenses of only approximately 6.8%. If the proposed fee changes are implemented, the Fund's total operating expense ratio will still remain 25% below the industry average of comparable funds, and in line with comparable no-load funds, based on recent industry data. The impact of the performance adjustment will continue to depend on the Fund's future performance relative to the Lipper Large-Cap Growth Funds Index. The table below reflects the Fund's fees and expenses, as of its most recent fiscal year ended July 31, 2005, under both the Current Advisory Agreement and the New Advisory Agreement, if the New Advisory Agreement had been in effect during the same period, and also includes the impact that the reduced transfer agency fees would have had on the Other Expenses and Total Operating Expenses of the Fund.

USAA family of funds - 20

===============================================================================
                                    CURRENT TOTAL      PROPOSED CURRENT TOTAL
                                 OPERATING EXPENSES      OPERATING EXPENSES
-------------------------------------------------------------------------------
MANAGEMENT FEES(1)                      0.40%                   0.50%
-------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES               0.00%                   0.00%
-------------------------------------------------------------------------------
OTHER EXPENSES(2)                       0.62%                   0.59%
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES         1.02%                   1.09%
-------------------------------------------------------------------------------

[footnote]
  (1) A PERFORMANCE FEE ADJUSTMENT INCREASED THE MANAGEMENT FEE OF 0.37% BY 0.03% FOR THE MOST RECENT FISCAL YEAR ENDED JULY 31, 2005. IF THE BREAKPOINT CHANGES WERE IMPLEMENTED, THE MANAGEMENT BASE FEE WOULD HAVE BEEN 0.47%.

  (2) IF THE CHANGES TO THE TRANSFER AGENCY FEES HAD BEEN IMPLEMENTED, THE FUND'S OTHER EXPENSES WOULD HAVE DECREASED 0.03%.

  EXAMPLE

  This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds under both the current and proposed advisory agreements. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming
  (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

      1 YEAR              3 YEARS            5 YEARS             10 YEARS
(CURRENT/PROPOSED)  (CURRENT/PROPOSED)  (CURRENT/PROPOSED)  (CURRENT/PROPOSED)
-------------------------------------------------------------------------------
     $104/$111           $325/$347          $563/$601          $1,248/$1,329
================================================================================

     One factor influencing the pricing change is that the Fund's current subadviser, Marsico Capital Management, LLC (Marsico), recently requested, and was granted by IMCO and the Board, an increase in its annual subadvisory fee payable by IMCO from 0.20% to 0.35%, which is comparable to the fee it charges other clients for managing similar funds and accounts. The Board and IMCO believe that other leading money managers, if asked to manage the Fund, would seek a comparable rate. As of March 31, 2006, the base advisory fee earned by IMCO was 0.37%, and IMCO pays Marsico 0.35% to subadvise the Fund. IMCO incurs substantially more than 0.02% in expenses in rendering management services to the Fund. In addition, as the Fund continues to grow, IMCO's blended base advisory fee will decrease further and could fall below what it pays Marsico. The Board determined that this situation is not economically sustainable over the long term, and could impact the Fund's ability to hire and retain leading money managers to manage the Fund. The Board was advised that the Fund's current operating expense ratio (1.02%) was 30% below the industry average (1.45%) of all large-cap growth funds and 7% below the average of comparable no-load funds (1.10%). The Board was advised that, if the proposed fee changes are implemented, the Fund's total operating expense ratio will still be 25% below the industry average of comparable funds, and 1% below comparable no-load funds, based on recent industry data supplied by Lipper in connection with the Board review of each Fund's advisory agreement.*

     Although the Board and IMCO agreed that the pricing of the Fund needed to be changed to preserve the Fund's competitive posture against similar funds and to be able to retain the best money managers, they both agreed that steps should be taken first to improve the Fund's relative performance before seeking shareholder approval of a changed fee structure. In 2002, the Board and IMCO implemented a manager-of-managers structure, and hired Marsico to manage the Fund's investments on a day-to-day basis. Since the implementation of this structure, the Fund's comparative performance has improved relative to its Lipper benchmark as detailed in the tables below.


[footenote]
* Lipper data on comparable fund expenses is based on expense information for each fund's fiscal year end, which may be different from our Fund's fiscal year end.

                                                            Proxy Statement - 21

     Since the implementation of the manager-of-managers structure, your Fund's relative performance, as of March 31, 2006, has improved as shown in the performance of the Fund relative to its Lipper benchmark since Marsico was hired as a subadviser on June 28, 2002, to manage the Fund's investments.

     ==========================================================================
                                 AVERAGE ANNUAL TOTAL RETURN
                                   (AS OF MARCH 31, 2006)
     --------------------------------------------------------------------------
                                          SINCE MARSICO BEGAN MANAGING THE FUND
     --------------------------------------------------------------------------
      AGGRESSIVE GROWTH FUND                              9.37%
     --------------------------------------------------------------------------
      LIPPER LARGE-CAP GROWTH FUNDS INDEX*                7.59%
     ==========================================================================

     * The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

     The table below sets forth your Fund's standardized performance as of March 31, 2006.

     ===========================================================================
                                               AVERAGE ANNUAL TOTAL RETURN
                                           1 YEAR    3 YEARS  5 YEARS* 10 YEARS*
     ---------------------------------------------------------------------------
      AGGRESSIVE GROWTH FUND                15.75%    17.27%    2.78%    5.06%
     ---------------------------------------------------------------------------
      LIPPER LARGE-CAP GROWTH FUNDS INDEX*  15.36%    15.11%    1.07%    5.90%
     ---------------------------------------------------------------------------
       * The 5- and 10-year performance figures include the Fund's performance before Marsico was hired.
     ===========================================================================

     Also, the Fund's ranking against other funds in its Lipper category has improved dramatically since Marsico was hired. As of March 31, 2006, the Fund's Lipper ranking since Marsico was hired in 2002 was 16%, which means it outperformed 84% of the funds in its Lipper category. The tables below show the Fund's Lipper ranking as of March 31, 2006, in which the one- and three-year periods reflect solely Marsico's management of the Fund and as of June 30, 2002 (before Marsico was hired).

=========================================================
LIPPER RANKING AS OF MARCH 31, 2006
LIPPER LARGE-CAP GROWTH FUNDS CATEGORY
---------------------------------------------------------
               1 YEAR     3 YEAR    5 YEAR    10 YEAR
---------------------------------------------------------
FUNDS IN
CATEGORY:        694       593       479        163
---------------------------------------------------------
RANKING:       211/694    83/593    93/479    123/163
---------------------------------------------------------
PERCENTILE:      31%       14%       20%        75%
---------------------------------------------------------
Rankings are based on total return.
Illustration: a fund with a 10% percentile rank
outperformed 90% of the funds in its category for a
given period.
=========================================================

=========================================================
LIPPER RANKING AS OF JUNE 30, 2002
(BEFORE MARSICO WAS HIRED)
LIPPER MID-CAP GROWTH FUNDS CATEGORY*
---------------------------------------------------------
                1 YEAR     3 YEAR     5 YEAR   10 YEAR
---------------------------------------------------------
FUNDS IN
CATEGORY:         497        310       204        52
---------------------------------------------------------
RANKING:        400/497    254/310   138/204    28/52
---------------------------------------------------------
PERCENTILE:       81%        82%       68%       53%
---------------------------------------------------------
* Before Marsico was hired, Lipper classified the Fund
as a mid-cap growth fund.
Rankings are based on total return.
Illustration: a fund with a 10% percentile rank
outperformed 90% of the funds in its category for a
given period.
=========================================================

     Based upon the dramatically improved performance of the Fund, and evidence that the current fee structure could affect the quality of the subadviser willing to manage this Fund's investments on a day-to-day basis, the Board and IMCO determined that it was the appropriate time to fix the pricing structure of this Fund. The Board and IMCO believe that increasing the breakpoint thresholds for the existing base management fee and reducing the transfer

USAA family of funds - 22
     agency fee will enhance the long-term competitive position of the Fund by enabling IMCO and the Board to have the realistic ability to continue to retain leading money managers to manage the Fund.

|X|  WHAT ARE THE MATERIAL TERMS OF THE SUBADVISORY AGREEMENTS?

     The Reorganization Agreements require that IMCO enter into new subadvisory agreements for the New Funds with the current subadvisers of the Existing Funds.

     The New Subadvisory Agreements are substantially the same as the Current Subadvisory Agreements. Under the New Subadvisory Agreements, each subadviser manages the day-to-day investment of all or a portion of a Fund's assets (as allocated from time to time by IMCO), consistent with the Fund's investment objective(s), policies, and restrictions. Each subadviser is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision and monitoring of IMCO and the oversight of the Fund's Board. IMCO, and not the Fund, is responsible for paying all fees charged by the applicable subadviser for these subadvisory services.

|X| WHY DID THE BOARD APPROVE THE NEW ADVISORY AGREEMENTS AND THE NEW SUBADVISORY AGREEMENTS?

     In determining whether to approve the New Advisory Agreements and the New Subadvisory Agreements, the Board of the New Funds reviewed and considered:
     (i) the information provided to it in advance of the meeting; (ii) the presentations made by IMCO at the meeting; and (iii) a variety of other factors. The material factors considered by the Board in approving these agreements included, but were not limited to, the following:

     |X| that, except as discussed above with respect to changes to the fee structure of the Aggressive Growth Fund, the base advisory fee and amount of any performance adjustment would not change;

     |X| that, except as discussed above with respect to the minor changes to the investment objectives of the First Start Growth Fund, the International Fund, and the Precious Metals and Minerals Fund, and the diversification status of the Aggressive Growth Fund and the Precious Metals and Minerals Fund, the investment objective(s) and principal investment strategies of the Existing Funds will not materially change; and

     |X| that, except as discussed above with respect to the Lipper Index changes to the Capital Growth Fund, the First Start Growth Fund, and the Growth and Tax Strategy Fund, the ability of the Board to change such Indexes in the future without shareholder approval and giving the Board and IMCO the ability to implement a manager-of-managers structure for all Funds in the USAA family of funds, the substantive terms of the New Advisory Agreements are the same as those of the Current Advisory Agreements, respectively, and that there would be no changes in the nature, extent, and quality of the services provided to the New Funds under each such agreement.

     Based upon the foregoing and other factors, the Board, including the Independent Trustees, concluded that each of the New Advisory Agreements and the New Subadvisory Agreements is in the best interests of the applicable New Fund and its respective shareholders and unanimously approved the adoption of each New Advisory Agreement and New Subadvisory Agreement.

|X|  WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE PROPOSAL 2?

     Approval of Proposal 2 will require the "FOR" vote of a "majority of the outstanding voting securities," as provided in the 1940 Act, of the following Funds: Balanced Strategy Fund, Cornerstone Strategy Fund, Growth and Tax Strategy Fund, Emerging Markets Fund, Precious Metals and Minerals Fund, International Fund, World Growth Fund, Total Return Strategy Fund, GNMA Trust, and Treasury Money Market Trust. For this purpose, this means the "FOR" vote of the lesser of (i) more than 50% of the outstanding shares of a Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

     Approval of Proposal 2 will require the "FOR" vote of a "majority of the aggregate number of shares entitled to vote" for all other Existing Funds entitled to vote on Proposal 2.

                                                            Proxy Statement - 23

|X|  HOW  DOES  THE  BOARD  OF  TRUSTEES  RECOMMEND  SHAREHOLDERS  VOTE  ON THIS
     PROPOSAL?

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH EXISTING FUND VOTE "FOR" THE APPROVAL OF THE APPLICABLE REORGANIZATION AGREEMENT.


                        FURTHER INFORMATION ABOUT VOTING
                           AND THE SHAREHOLDER MEETING

MORE INFORMATION ABOUT THE SHAREHOLDER MEETING AND VOTING MATTERS

THE SHAREHOLDER MEETING

This proxy statement is being furnished in connection with the solicitation of proxies by the Board to approve the two proposals at a special meeting of shareholders (the Meeting). The Meeting will be held on July 19, 2006, at 2 p.m. Central Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

WAYS TO VOTE

As described in greater detail on page 1 of the proxy statement, you may vote your proxy by telephone, mail, or through a secure Internet site. To vote via the Internet or by telephone, please access the Web site or call the toll-free number located on your proxy. Please note that to vote via the Internet or telephone, you will need the "control number" that is printed on your ballot card.

PROXY VOTING

Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the shareholders' meeting, your shares will be voted as determined in the discretion of the proxies.

Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted. If you wish to revoke a proxy, you must submit a written revocation or a later-dated proxy to the Fund. You also may revoke a proxy by attending the shareholders' meeting and voting in person. The last instruction we receive from you, whether received in paper or electronic form, will be the one counted.

MORE INFORMATION ON VOTING

Only shareholders of record on May 26, 2006, are entitled to vote at the Meeting. With respect to each proposal on which shareholders of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA Investment Trust are entitled to vote, a majority of shares of the Funds entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. With respect to the proposal on which shareholders of USAA Mutual Funds Trust are entitled to vote, 30% of the shares of the Funds entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting.

Your vote will be counted at the Meeting if cast in person or by proxy. The election inspectors will count:


     O Votes cast "FOR" approval of each proposal to determine whether sufficient affirmative votes have been cast; and

     O Abstentions and broker non-votes of shares (in addition to all votes cast "FOR" or "AGAINST") to determine whether a quorum is present. abstentions and broker non-votes are not counted to determine whether a proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority. Each proposal requires a vote based on the total votes cast. Because abstentions and broker non-votes are treated as shares present for purposes of quorum but not voting, any abstentions and broker non-votes will have the effect of votes cast "AGAINST" a proposal.

USAA family of funds - 24

SOLICITATION OF PROXIES

Fund officers and IMCO employees may solicit proxies by mail or by telephone. In addition, an outside proxy solicitation service, Automatic Data Processing, Inc.
(ADP), anticipates soliciting proxies by telephone at an estimated cost of $200,000. The exact cost will depend upon the services rendered. Legal costs, the costs of preparing, printing, and mailing the enclosed proxy card and proxy statement, and any other costs incurred in connection with this solicitation, including any additional solicitation made by mail, Internet, or telephone will be borne by the Funds provided the expenses do not exceed a Fund's voluntary expense cap. IMCO will bear expenses exceeding a Fund's voluntary expense cap. IMCO also will bear the costs of internal personnel necessary to plan, prepare, and execute the project in connection with the reorganizations.

OTHER BUSINESS AND PROPOSALS TO ADJOURN THE MEETING

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed proxy ballot.

In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies if such an adjournment and additional solicitation is reasonable and in the interests of shareholders. In determining whether adjournment and additional solicitation is in the interests of shareholders, the proxies shall consider all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for additional solicitation. The proposals may be voted on prior to any adjournment if sufficient votes have been received for the proposals and such vote is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of any adjournment and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

INFORMATION ABOUT SHAREHOLDERS OF THE FUND

SHARES OWNED BY USAA

As of April 30, 2006, United Services Automobile Association (USAA), a Texas reciprocal interinsurance exchange, beneficially owned shares of each Fund as follows:

     ========================================================================
          FUND                 NUMBER OF SHARES         PERCENTAGE OF FUND
     ------------------------------------------------------------------------
        Intermediate-Term Fund     2,293,000                  1.1%

        Money Market Fund              3,000                  0.0%*

        Total Return
        Strategy Fund              2,500,000                  10.3%

         *Represents less than 0.1% of Fund
     ========================================================================

Shares owned by USAA and its affiliates may be voted in favor of (or "FOR") each of the proposals.

With respect to shares held in USAA Tax Deferred Accounts, the custodian of these accounts, USAA Federal Savings Bank, will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If such shareholders do not vote their shares, the custodian of these accounts will vote their shares for or against each proposal in the same proportion as other such shareholders have instructed. In addition, certain financial intermediaries, such as IMCO, which hold shares in accounts for their customers, may have similar voting authority.

OUTSTANDING SHARES

As of April 30, 2006, each Fund's outstanding shares were as follows:


                                                            Proxy Statement - 25

          NUMBER OF EACH FUND'S SHARES OUTSTANDING AT APRIL 30, 2006

================================================================================================================
                                        USAA MUTUAL        USAA INVESTMENT       USAA TAX           USAA MUTUAL
                                        FUND, INC.              TRUST          EXEMPT FUND, INC.    FUNDS TRUST
USAA TAXABLE BOND FUNDS
----------------------------------------------------------------------------------------------------------------
     GNMA TRUST                                               56,645,522
     HIGH-YIELD OPPORTUNITIES FUND       49,681,382
     INCOME FUND                        147,337,430
     INTERMEDIATE-TERM BOND FUND         42,012,052
     SHORT-TERM BOND FUND                49,680,634

   USAA TAX EXEMPT BOND FUNDS
----------------------------------------------------------------------------------------------------------------
     LONG-TERM FUND                                                                 170,559,250
     INTERMEDIATE-TERM FUND                                                         212,403,024
     SHORT-TERM FUND                                                                108,113,265
     CALIFORNIA BOND FUND                                                            62,803,439
     NEW YORK BOND FUND                                                              11,772,468
     VIRGINIA BOND FUND                                                              46,523,249
     FLORIDA TAX-FREE INCOME FUND                                                                    27,782,029

   USAA ASSET ALLOCATION FUNDS
----------------------------------------------------------------------------------------------------------------
     BALANCED STRATEGY FUND                                   42,484,955
     CORNERSTONE STRATEGY FUND                                64,403,158
     GROWTH AND TAX STRATEGY FUND                             13,381,299
     TOTAL RETURN STRATEGY FUND                               24,274,350

   USAA EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------
     AGGRESSIVE GROWTH FUND              37,262,566
     CAPITAL GROWTH FUND                 17,324,752
     EMERGING MARKETS FUND                                    19,014,272
     FIRST START GROWTH FUND             23,495,249
     PRECIOUS METALS AND MINERALS FUND                        21,606,148
     GROWTH FUND                         63,651,598
     GROWTH & INCOME FUND                76,183,112
     INCOME STOCK FUND                  134,904,774
     INTERNATIONAL FUND                                       38,041,232
     SCIENCE & TECHNOLOGY FUND           33,539,758
     SMALL CAP STOCK FUND                26,203,300
     VALUE FUND                          23,791,051
     WORLD GROWTH FUND                                        20,977,221

   USAA INDEX FUNDS
----------------------------------------------------------------------------------------------------------------
     EXTENDED MARKET INDEX FUND          16,588,437
     NASDAQ-100 INDEX FUND               24,901,409
     S&P 500 INDEX FUND                 149,695,070

   USAA MONEY MARKET  FUNDS
----------------------------------------------------------------------------------------------------------------
     MONEY MARKET FUND                4,136,792,370
     TREASURY MONEY MARKET TRUST                             183,960,710
     TAX EXEMPT MONEY MARKET FUND                                                 2,339,197,578
     CALIFORNIA MONEY MARKET FUND                                                   507,701,620
     NEW YORK MONEY MARKET FUND                                                      81,818,554
     VIRGINIA MONEY MARKET FUND                                                     217,690,619
     FLORIDA TAX-FREE MONEY MARKET FUND                                                             134,314,980
----------------------------------------------------------------------------------------------------------------
   TOTALS                             5,053,044,944          484,788,867          3,758,583,066     162,097,009
----------------------------------------------------------------------------------------------------------------

USAA family of funds - 26

LARGE SHAREHOLDERS

The following table identifies all persons other than USAA and its affiliates, who, as of April 30, 2006, owned beneficially 5% or more of any Fund's shares.


==================================================================================================================
                                   NAME AND ADDRESS OF
FUND                                 BENEFICIAL OWNER                 NUMBER OF SHARES   PERCENTAGE OF FUND

------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund             Brown Brothers Harriman & Co.            2,471,378           6.6%
                                   Cust Invst Management - Cash
                                   Attn R&A - Investment Fund Global
                                   Distribution Center
                                   525 Washington Blvd
                                   Jersey City, NJ 07310
------------------------------------------------------------------------------------------------------------------
California Money Market Fund       Idanta Partners Ltd                      28,476,506          5.6%
                                   12526 High Bluff Dr Ste 160
                                   San Diego, CA 92130
------------------------------------------------------------------------------------------------------------------
California Money Market Fund       Clark Wilmot Valentine                   25,573,826          5.0%
                                   Susan Jane Valentine
                                   JTWROS
                                   21702 Montbury
                                   El Toro, CA 92630
------------------------------------------------------------------------------------------------------------------
High-Yield Opportunities Fund      USAA Brokerage Services                  49,681,382         12.1%
                                   Attn: Michelle Graham
                                   for the exclusive benefit of
                                   our customers
                                   9800 Fredericksburg Road
                                   San Antonio, TX 78288
------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Fund        USAA Brokerage Services                  42,012,052          5.2%
                                   Attn: Michelle Graham
                                   for the exclusive benefit of
                                   our customers
                                   9800 Fredericksburg Road
                                   San Antonio, TX 78288
------------------------------------------------------------------------------------------------------------------
Precious Metals and Minerals Fund  Pershing LLC                             1,395,723           6.5%
                                   Attn Mutual Funds
                                   1 Pershing Plaza
                                   Jersey City, NJ 07399
------------------------------------------------------------------------------------------------------------------
Short-Term Fund                    Robert M. Kommerstad                     8,016,132           7.4%
                                   Lila M. Kommerstad
                                   Trst Kommerstad Fam Trust
                                   DTD 05/16/88
                                   218 Deodar Ln
                                   Bradbury, CA 91010
------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund               USAA Brokerage Services                  49,680,634         10.1%
                                   Attn: Michelle Graham
                                   for the exclusive benefit of
                                   our customers
                                   9800 Fredericksburg Road
                                   San Antonio, TX 78288
==================================================================================================================

As of April 30, 2006, none of the Company's directors and executive officers owned beneficially or of record, as a group, more than 1% of the outstanding shares of any Fund.


                                                            Proxy Statement - 27

                   DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS
                       FOR SUBSEQUENT SHAREHOLDER MEETINGS

Under relevant state law and the Funds' organizational documents and applicable law, no annual meeting of shareholders is required. The Funds currently do not intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by a Fund within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Fund may request a shareholder meeting at any time for the purpose of voting to remove one or more of the trustees. The Fund will assist in communicating to other shareholders about such meeting.


                              FINANCIAL INFORMATION

EACH FUND, WITHOUT CHARGE, WILL FURNISH TO YOU UPON REQUEST A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA INVESTMENT MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR (800) 531-8448.


                         INFORMATION CONCERNING ADVISER,
                 DISTRIBUTOR, ADMINISTRATOR, AND TRANSFER AGENT

IMCO, a Delaware corporation, serves as the Funds' investment adviser, distributor, and administrator. USAA Transfer Agency Company (d/b/a USAA Shareholder Account Services (SAS), serves as the Funds' transfer agent. IMCO and SAS are wholly owned indirect subsidiaries of USAA, whose address, along with its affiliates, is 9800 Fredericksburg Road, San Antonio, Texas 78288.


                        INFORMATION CONCERNING THE FUNDS'
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Ernst & Young, LLP (E&Y) is the independent registered public accountant for the USAA family of funds. It is not anticipated that representatives of E&Y will be present at the shareholders' meeting. Information about the fees paid to E&Y by the Funds, IMCO, and SAS is included at Exhibit E.


USAA family of funds - 28

                                    EXHIBIT A

                         CORPORATE GOVERNANCE COMMITTEE

                          BOARDS OF DIRECTORS/TRUSTEES
                             USAA MUTUAL FUND, INC.
                           USAA TAX EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                            USAA STATE TAX-FREE TRUST

                                  C H A R T E R

SCOPE AND PURPOSE:

         To maintain oversight of the organization and performance of the Board; to evaluate the effectiveness of the Board and to ensure that the Board conducts itself ethically in accordance with the law; to maintain a policy on Board tenure and term limitations for independent directors; to recommend candidates to fill vacancies for independent directorship positions on the Board; to oversee the annual review and approval of the Funds' advisory agreements; to oversee the annual evaluation of the performance of the Board and the Committees of the Boards.

FUNCTIONS:

         The duties and responsibilities of the Governance Committee include but are not limited to the following:

BOARD SIZE, STRUCTURE, TRAINING AND EVALUATION

            Develop desired qualifications, experience, abilities, skills and expectations of performance for individual independent directors.

            Ensure that appropriate orientation and training are made available to independent directors on the Board.

            Establish, implement and oversee an evaluation process to annually review the performance of the Board and the Committees of the Board, including the effectiveness of the structure, size, and procedures of the Board and the Committees of the Board.

            Review and, as necessary, propose amendments to the Bylaws, Master Trust Agreements, Resolutions and any other relevant documents as they relate to the directorship positions on the Board.

            At least annually review the compensation for the independent directors to ensure that such members of the Board are being fairly and equitably compensated for their services.

            Oversee the structure and process of Board meetings to fully utilize the capabilities of the USAA Investment Management Company in such areas as portfolio management oversight, regulatory updates and reports on items of special interest to the independent directors in the performance of their oversight function.

            Ensure that independent directors meet at least once quarterly in a session where no directors who are interested persons of the Funds are present.

            Establish and implement a process to facilitate the independent directors' annual review and approval of the advisory agreements between the Funds and their investment advisers, including communications with management, as necessary, to develop information appropriate to evaluate the existing advisory agreements.

            Meet in separate session before the annual Board meeting set for review and approval of existing advisory agreements to review relevant information and discuss each Fund's expense and asset information, relative performance and other information requested by the independent directors and/or provided by management to facilitate the annual review and approval process of the advisory agreements between the Funds and their investment advisers.

                                                                  Exhibit A - 29

BOARD NOMINATIONS

            Develop   procedures  for  identifying   and  recruiting   potential
            candidates for Board membership.

            Recruit and screen individuals who possess the qualifications necessary to execute the responsibilities of an independent director. Identify and recommend to the Board nominees for election as independent directors.

            Identify and recommend to the Board nominees for membership on committees of the Board as vacancies occur.

            Monitor the Board tenure policy providing for a rotation of Board member terms for the independent directors.

GOVERNANCE COMMITTEE PERFORMANCE

            At least annually, review and update the Charter of the Governance Committee, and at least annually conduct a self-assessment of Committee performance.

            As necessary, recommend to the Board of Directors investigations into any matters under the Committee's cognizance.

            Review and monitor any Code of Ethics related to the USAA funds and recommend revisions where necessary.

DURATION:

         The Committee shall continue in existence on a permanent basis until dissolved by the Board.

CHAIR:

         The Chair of this Committee shall be elected by the Board.

MEMBERSHIP:

         Committee membership shall be as determined by the Board. Membership of the Committee, however, shall be limited to the Directors/Trustees who are not interested persons of the USAA Funds as defined under the Investment Company Act of 1940.

SUPPORT:

         The Committee shall have the authority to hire employees and to retain advisers and experts necessary to execute its duties, and to establish, implement and oversee any policies and procedures necessary or appropriate to implement this authority.

MEETINGS:

         The Committee shall meet at such times and conduct such business as designated by the Chair of the Committee, in accordance with the responsibilities set forth in this charter.

         Meetings are to be attended only by members of the Committee, the appointed recorder, counsel for the independent directors/trustees, and any guests whose attendance is approved in advance by the Committee Chair.

MINUTES & REPORTS:

         The Chair of the Committee shall designate a person to record the proceedings of the Committee's meetings. The records of the Committee meetings shall be confidential and retained by the Funds' Secretary for a period of at least ten years.

EFFECTIVE DATE:

         This Charter was approved by the Board to be effective on July 12, 1995 and shall govern the operation of the Committee, as last amended November 29, 2005.

USAA family of funds - 30

                                    EXHIBIT B

Executive officers of the Funds are appointed by the Board to oversee the day-to-day activities of each Fund.

NAME, YEAR           POSITION(S) HELD WITH
OF BIRTH,            THE FUNDS AND LENGTH
ADDRESS(1)           OF TIME SERVED           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Clifford A.          Vice President           Senior Vice President, Fixed Income Investments,
Gladson (1950)       since 2002               IMCO (9/02-present); Vice President, Fixed
                                              Income Investments, IMCO (5/02-9/02); Vice
                                              President, Mutual Fund Portfolios, IMCO
                                              (12/99-5/02). Mr. Gladson also holds the
                                              officer position of Vice President of USAA Life
                                              Investment Trust, a registered investment
                                              company offering five individual funds.

Stuart Wester        Vice President           Vice President, Equity Investments, IMCO
(1947)               since 2002               (1/99-present). Mr. Wester also holds the officer
                                              position of Vice President of USAA Life
                                              Investment Trust, a registered investment company
                                              offering five individual funds.

Mark S. Howard       Secretary                Senior Vice President, USAA Life Insurance
(1963)               since 2002               Company (USAA Life)/IMCO/USAA Financial Planning
                                              Services (FPS) General Counsel, USAA (10/03-
                                              present); Senior Vice President, Securities
                                              Counsel, USAA (12/02-10/03); Senior Vice
                                              President, Securities Counsel and Compliance,
                                              IMCO (1/02-12/02); Vice President, Securities
                                              Counsel & Compliance, IMCO (7/00-1/02). Mr.
                                              Howard also holds the officer positions of
                                              Senior Vice President, Secretary and Counsel for
                                              USAA Life,IMCO, FPS, SAS, and USAA Financial
                                              Advisors, Inc. (FAI); and Secretary of USAA Life
                                              Investment Trust, a registered investment company
                                              offering five individual funds.

Debra K. Dunn        Treasurer                Assistant Vice President, IMCO/FPS Finance, USAA
(1969)               since 2005               (9/04-present); Executive Director IMCO/FPS
                                              Finance, USAA (12/03-9/04); Executive
                                              Director FPS Finance, USAA (2/03-12/03);
                                              Director FPS Finance, USAA (12/02-2/03);
                                              Director Strategic Financial Analysis, IMCO
                                              (1/01-12/02). Ms. Dunn also holds the officer
                                              positions of Assistant Vice President, Senior
                                              Financial Officer, and Treasurer for IMCO, SAS,
                                              FPS, and FAI; and Treasurer of USAA Life
                                              Investment Trust, a registered investment
                                              company offering five individual funds.

Eileen M. Smiley     Assistant Secretary      Vice President, Securities Counsel, USAA (2/04-
(1959)               since 2003               present); Assistant Vice President, Securities
                                              Counsel, USAA (1/03-2/04); Attorney, Morrison &
                                              Foerster, LLP (1/99-1/03). MS. Smiley also holds
                                              the officer positions of Vice President and
                                              Assistant Secretary of IMCO, SAS, FPS, and FAI;
                                              and Assistant Secretary of USAA Life Investment
                                              Trust, a registered investment company offering
                                              five individual funds.

                                                                  Exhibit B - 31

NAME, YEAR           POSITION(S) HELD WITH
OF BIRTH,            THE FUNDS AND LENGTH
ADDRESS(1)           OF TIME SERVED           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo, Jr. Assistant Treasurer      Assistant Vice President, Portfolio Accounting/
(1960)               since 2000               Financial Administration, USAA (12/02-present);
                                              Assistant Vice President, Mutual Fund Analysis &
                                              Support, IMCO (10/01-12/02); Executive Director,
                                              Mutual Fund Analysis & Support, IMCO (6/00-
                                              10/01). Mr. Galindo also holds the officer
                                              position of Assistant Treasurer of USAA Life
                                              Investment Trust, a registered investment
                                              company offering five individual funds.

Jeffrey D. Hill      Chief Compliance         Assistant Vice President, Mutual Funds Compliance,
(1967)               officer since 2004       USAA (9/04-present); Assistant Vice President,
                                              Investment Management Administration & Compliance,
                                              USAA (12/02-9/04); Assistant Vice President,
                                              Investment Management Administration & Compliance,
                                              IMCO (9/01-12/02); Senior Manager, Investment
                                              Management Assurance and Advisory Services, KPMG
                                              LLP (6/98-8/01). Mr. Hill also holds the officer
                                              position of Chief Compliance Officer of USAA
                                              Life Investment Trust, a registered investment
                                              company offering five individual funds.

(1) The addresses for each Officer is c/o USAA, P.O. Box 659442, San Antonio, Texas 78265-9442.

USAA family of funds - 32

                                    EXHIBIT C


                COMPARISON OF THE EXISTING FUNDS' AND NEW FUNDS'
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires that mutual funds adopt fundamental investment restrictions regarding specific activities, including the fund's ability to: (1) concentrate its investments in any particular industry or group of industries;
(2) borrow money; (3) issue senior securities (I.E., securities with rights superior to other fund securities); (4) purchase or sell real estate; (5) purchase or sell commodities; and (6) underwrite securities issued by other entities.

In addition to these activities that must be addressed with a fundamental investment restriction, in the past state law required funds to adopt fundamental investment restrictions with respect to other activities of the fund and its officers. In 1996, Congress adopted a law that prohibits states from imposing other requirements on mutual funds other than those required by the 1940 Act. As part of the Reorganizations, the New Funds are adopting uniform minimum fundamental investment restrictions covering the activities required by the 1940 Act. The main purpose of each new restriction is to simplify the wording of the restriction, and make the restriction and/or wording of the restriction uniform among all New Funds, which would simplify compliance monitoring and portfolio management. There is no current intention for the New Funds to have different investment strategies (except the changed investment objectives, and strategies detailed in the proxy statement for the Aggressive Growth Fund, First Start Growth Fund, International Fund and Precious Metals and Minerals Funds). For each activity, we have included a table describing the Existing Funds' policy, if any, the New Funds' revised policy, and a narrative description of the change.

BORROWING

The main differences between the existing and new restrictions include the ability of a New Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (33 1/3%) for the Existing Funds. However, the specified percentage (33 1/3%) in the Existing Funds' policy was derived from and represents current SEC staff interpretations, and we do not anticipate any material change to the borrowing activities of the New Funds.


====================================================================================================================================
                                                                                                  SUGGESTED REVISED
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                       FUNDAMENTAL
                             FOR THE EXISTING FUNDS                                             INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
           ALL EXISTING FUNDS
        (EXCEPT EMERGING MARKETS)                        EMERGING MARKETS                          FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not borrow money,  except        The Fund may not borrow money, except      The Fund may not borrow  money,  except
that the Fund may borrow money in an          that it may borrow money for temporary     to the extent  permitted by the 1940 Act,
amount not exceeding 33 1/3% of its total     or emergency purposes in an amount         the rules and regulations thereunder and
assets including the amount borrowed less     not exceeding 33 1/3% of its total assets  any applicable exemptive relief.
liabilities (other than borrowings).          including the amount borrowed less
                                              liabilities (other than borrowings), nor
                                              will it purchase securities when its
                                              borrowings exceed 5% of its total assets.
====================================================================================================================================

                                                                  Exhibit C - 33

LOANS

The existing restrictions provide that an Existing Fund may not make loans except through loans of portfolio securities or repurchase agreements. The new restriction permits loans only as allowed under the 1940 Act. Again, the 33 1/3% limit in the Existing Funds' policy was derived from and represents current SEC staff interpretations of the 1940 Act provisions governing a fund's ability to leverage its assets, and we do not anticipate any material changes in New Fund's lending ability.

====================================================================================================================================
              CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                        SUGGESTED REVISED
                        FOR THE EXISTING FUNDS                                            FUNDMENTAL INVESTMENT RESTRICTION

------------------------------------------------------------------------------------------------------------------------------------
                           ALL EXISTING FUNDS                                                       FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not lend any securities or make any loan if, as a result, more than         The Fund may make loans only as permitted
33 1/3% of its total  assets  would be lent to other  parties, except  that this         under the 1940 Act, the rules and
limitation  does not apply to purchases of debt  securities or to repurchase             regulations thereunder and any applicable
agreements.                                                                              exemptive relief.

====================================================================================================================================

DIVERSIFICATION

Each of the Existing Funds, except the Nasdaq-100 Index Fund and the Total Return Strategy Fund, is a diversified fund within the meaning of the 1940 Act. As a diversified fund under the 1940 Act, at least 75% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer (the Diversification Requirement). The Diversification Requirement has the effect, with respect to 75% of a Fund's assets, of limiting investments by the Fund in the securities of any single issuer (other than U.S. government securities and securities of other investment companies) to 5% of the Fund's assets and 10% of the issuer's outstanding voting stock. A Fund may not change its classification as a diversified company under the 1940 Act without shareholder approval. In the 2001 proxy, shareholders of all of the Existing Funds, except the S&P 500 Index Fund voted to remove a previous fundamental restriction regarding diversification limits.

As a result of the Reorganizations, each of the New Funds corresponding to a diversified Existing Fund will remain diversified, except for the Precious
Metals and Minerals Fund and the Aggressive Growth Fund. Thus, after the Reorganizations, only four New Funds -- the Aggressive Growth Fund, the Nasdaq-100 Index Fund, the Precious Metals and Minerals Fund, and the Total Return Strategy Fund -- will be non-diversified. The New Funds do not intend to classify their diversification status as a fundamental policy because shareholders already have the right to vote for any changes to a Fund's status as a diversified fund and the 1940 Act establishes substantive restrictions on the investments of diversified funds.

====================================================================================================================================
              CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                        SUGGESTED REVISED
                       FOR THE EXISTING FUNDS                                     FUNDMENTAL INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
          S&P 500 INDEX FUND                 ALL OTHER EXISTING FUNDS                        FOR NEW S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------

The Fund may not with respect to 75% of       None (removed in 2001)                       None
its total assets, purchase the securities
of any issuer (except U.S. government
securities, as such term is defined in
the 1940 Act) if, as a result, it would
own more than 10% of the outstanding
voting securities of such issuer or it
would have more than 5% of the value of
its total assets invested in the
securities of such issuer.
====================================================================================================================================

USAA family of funds - 34

CONCENTRATION

The restrictions for each Existing Fund limit investments in securities of issuers in the same industry to 25% of the Existing Fund's total assets. These restrictions apply to each Existing Fund except the Precious Metals and Minerals Fund, which concentrates investments in the precious metals industry, and the Nasdaq-100 Index Fund and the Extended Market Index Fund, which permits those Funds to concentrate in industries to the extent the underlying index is so concentrated. The New Funds' fundamental investment restriction will limit the New Funds, except the Precious Metals and Minerals Fund, the Nasdaq-100 Index Fund, and the Extended Market Index Fund, from concentrating in particular industries. Because the test for concentration is derived from the 1940 Act and has not changed, the new uniform wording of this restriction is not expected to impact the investment strategies of the New Funds.

====================================================================================================================================
                                               CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS
                                                         FOR THE EXISTING FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 GROWTH AND TAX
                                                                                    STRATEGY,
                                                                                   CORNERSTONE
                                                                                STRATEGY, PRECIOUS              LONG-TERM,
AGGRESSIVE GROWTH,        GROWTH & INCOME                                      METALS AND MINERALS,          INTERMEDIATE-TERM,
 GROWTH, INCOME            INCOME STOCK            TOTAL RETURN STRATEGY,        INTERNATIONAL,           SHORT-TERM, TAX EXEMPT
  MONEY MARKET            SHORT-TERM BOND            BALANCED STRATEGY            WORLD GROWTH                 MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not        The Fund may not        The Fund may not             The Fund may not invest    The Fund may not purchase
concentrate its         concentrate its         concentrate its              25% or more of its         any securities which would
investments in any      investments in any      investments in any one       total assets in one        cause more than 25% of the
one industry although   one industry            industry although it may     industry, except that      value of that Fund's total
it may invest up to     although it may         invest up to 25% of the      such restriction shall     assets at the time of such
25% of the value of     invest up to 25% of     value of its total assets    not apply to the           purchase to be invested in
its total assets in     the value of its        in any one industry;         Precious Metals and        either (i) the securities
any one industry.       total assets in any     provided, this limitation    Minerals Fund.             of issuers conducting their
Banks are not           one industry. This      does not apply to                                       principal activities in the
considered a single     limitation shall not    securities issued or                                    same state, or (ii) the
industry for purposes   apply to securities     guaranteed by the U.S.                                  securities the interest
of this policy          issued or guaranteed    government and its                                      upon which is derived from
(solely with respect    by the U.S.             agencies or                                             revenues or projects with
to the Money Market     government or its       instrumentalities.                                      similar characteristics,
Fund), nor shall this   corporate                                                                       such as toll road revenue
limitation apply to     instrumentalities.                                                              bonds, housing revenue
securities issued or                                                                                    bonds, electric power
guaranteed by the                                                                                       project revenue bonds,
U.S. government or                                                                                      etc.; provided that the
its corporate                                                                                           foregoing limitation does
instrumentalities.                                                                                      not apply with respect to
                                                                                                        investments in U.S. Treasury
                                                                                                        Bills, other obligations
                                                                                                        issued or guaranteed by
                                                                                                        the U.S. government, its
                                                                                                        agencies and instrumen-
                                                                                                        talities, and, in the case
                                                                                                        of the Tax Exempt Money
                                                                                                        Market Fund, certificates of
                                                                                                        deposit and banker's
                                                                                                        acceptances of domestic
                                                                                                        banks.

====================================================================================================================================

                                                                  Exhibit C - 35

====================================================================================================================================
                                                  SCIENCE & TECHNOLOGY,
                                                   FIRST START GROWTH,
                                                    INTERMEDIATE-TERM
                                                    BOND, HIGH-YIELD
                                                     OPPORTUNITIES,
                                                     SMALL CAP STOCK,           GNMA, TREASURY              NASDAQ-100 INDEX,
EMERGING MARKETS           S&P 500 INDEX           CAPITOL GROWTH, VALUE          MONEY MARKET            EXTENDED MARKET INDEX
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not        The Fund may not        The Fund may not invest      The Fund may not           The Fund may not
concentrate its         invest 25% or more      25% or more of the value     purchase any security      concentrate its investments
investments in any      of the value of its     of its total assets in       if immediately after       (I.E. hold 25% or more of
one industry although   total assets in any     any one industry,            the purchase 25% or        its total assets in the
it may invest up to     one industry;           provided, this limitation    more of the value of       stocks of a particular
25% of the value of     provided, this          does not apply to            its total assets will      industry or group of
its total assets in     limitation does not     securities issued or         be invested in             related industries),
any one industry;       apply to securities     guaranteed by the U.S.       securities of issuers      provided, however, that (i)
provided, this          issued or guaranteed    government and its           principally engaged in     this limitation does not
limitation does not     by the U.S.             agencies or                  a particular industry      apply to securities issued
apply to securities     government or its       instrumentalities.           (except that such          or guaranteed by the U.S.
issued or guaranteed    corporate                                            limitation does not        government or its agencies
by the U.S.             instrumentalities.                                   apply to obligations       or instrumentalities (or
government and its                                                           issued or guaranteed by    repurchase agreements
agencies or corporate                                                        the U.S. government or     thereto); and provided
instrumentalities.                                                           its agencies or            further that (ii) the Fund
                                                                             instrumentalities).        will concentrate  to
                                                                                                        approximately  the same
                                                                                                        extent that its underlying
                                                                                                        index concentrates in the
                                                                                                        stocks of such particular
                                                                                                        industry or group of
                                                                                                        industries.
====================================================================================================================================

====================================================================================================================================
                                                                                 SUGGESTED REVISED
     CALIFORNIA BOND, CALIFORNIA MONEY                                              FUNDAMENTAL
       MARKET, NEW YORK BOND, NEW YORK                                          INVESTMENT RESTRICTION
    MONEY MARKET, VIRGINIA BOND, VIRGINIA                                   --------------------------------
               MONEY MARKET                                                         FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase any securities                             Except for any Fund that is concentrated in an industry or
which would cause more than 25% of the                               group of industries within the meaning of the 1940 Act,
value of that Fund's total assets at the                             [I.E., the Precious Metals and Minerals Fund, the Nasdaq-100
time of such purchase to be invested in                              Index Fund, and the Extended Market Index Fund], the Fund
securities the interest upon which is                                may not purchase the securities of any issuer (other than
derived from revenues or projects with                               securities issued or guaranteed by the U.S. government or any
similar characteristics, such as toll road                           of its agencies or instrumentalities) if, as aresult, more
revenue bonds, housing revenue bonds,                                than 25% of the fund's total assets would be invested in the
electric power project revenue bonds, or                             securities of companies whose principal business activities
in industrial revenue bonds which are                                are in the same industry.
based, directly or indirectly, on the
credit of private entities of any one
industry; provided that the foregoing
limitation does not apply with respect to
investments in U.S. Treasury Bills, other
obligations issued or guaranteed by
the U.S. government, its agencies and
instrumentalities, and, in the case of
each Money Market Fund, certificates of
deposit and banker's acceptances of
domestic banks.
------------------------------------------------------------------------------------------------------------------------------------

USAA family of funds - 36

COMMODITIES

Under the existing restrictions, no Existing Fund may buy or sell commodities or commodity contracts. However, some Existing Funds may purchase certain futures, forward contracts or other instruments. The new uniform policy states that each New Fund may not invest in commodities except under certain circumstances but may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. There is no current intention for the New Funds to have different investment strategies from the Existing Funds as a result of a change to this policy.

====================================================================================================================================
                                                                                                 SUGGESTED REVISED
               CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                          FUNDAMENTAL
                         FOR THE EXISTING FUNDS                                                INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
   ALL EXISTING FUNDS (EXCEPT GNMA
      AND TREASURY MONEY MARKET)                 GNMA AND TREASURY MONEY MARKET                    FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase or sell                The Fund may not purchase or sell real     The Fund may not purchase or sell
commodities, except that each Fund may           estate, commodities or commodity           commodities or commodity contracts
invest in futures contracts, options thereon,    contracts,  except that the GNMA Trust     unless acquired as a result of owner-
and other similar instruments.                   may  invest in financial futures           ship of securities or other instruments
                                                 contracts and options thereon.             issued by persons that purchase or sell
                                                                                            commodities or commodities contracts;
                                                                                            but this shall not prevent the Fund from
                                                                                            purchasing, selling and entering into
                                                                                            financial futures contracts (including
                                                                                            futures contracts on indices of
                                                                                            securities, interest rates and
                                                                                            currencies), options on financial
                                                                                            futures contracts (including futures
                                                                                            contracts on indices of securities,
                                                                                            interest rates and currencies),
                                                                                            warrants, swaps, forward contracts,
                                                                                            foreign currency spot and forward
                                                                                            contracts or other derivative
                                                                                            instruments that are not related to
                                                                                            physical commodities.

------------------------------------------------------------------------------------------------------------------------------------

UNDERWRITING

The current restrictions provide that an Existing Fund may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its portfolio or restricted securities. The new restriction maintains this restriction on the disposition of restricted securities or investments in other investment companies. The purpose of the proposed change is to clarify the application of underwriter status pursuant to the Securities Act of 1933 (the 1933 Act) and to make uniform the restriction among the New Funds.

====================================================================================================================================
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                 SUGGESTED REVISED FUNDAMENTAL
                             FOR THE EXISTING FUNDS                                               INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH, GROWTH, INCOME,
  MONEY MARKET, GROWTH & INCOME,                     ALL EXISTING FUNDS
  INCOME STOCK, SHORT-TERM BOND                  (EXCEPT THOSE PREVIOUSLY LISTED)                 FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------

The Fund may not underwrite securities      The Fund may not underwrite securities of     The Fund may not underwrite securities
of other issuers, except that the           other issuers, except to the extent that      of other issuers, except to the extent
Company may be deemed to be a statutory     it may be deemed to act as a statutory        that it may be deemed to act as a statu-
underwriter in the distribution of any      underwriter in the distribution of any        tory underwriter in the distribution of
restricted securities or not readily        restricted securities or not readily          any restricted securities or not readily
marketable securities.                      marketable securities.                        marketable securities.

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Exhibit C - 37

AFFILIATED TRANSACTIONS

Certain Existing Funds have a fundamental restriction prohibiting certain transactions between the Funds and certain affiliates, such as officers and directors. There is no requirement under the 1940 Act for funds to have a fundamental investment restriction for affiliated transactions. The 1940 Act, however, does prohibit certain transactions between a fund and its affiliates (or affiliates of affiliates). As a result of the elimination of these fundamental investment restrictions, certain transactions currently prohibited would now be permitted, to the extent the transactions comply with applicable laws, rules, and regulations. More specifically, an officer or director of a Fund or IMCO may now individually own more than one-half of one percent (1/2%) of the securities of an issuer that the Fund owns, and collectively the officers and directors of the Fund and IMCO may together own more than 5% of the securities of an issuer that the Fund owns, so long as these transactions comply with applicable laws, rules, and regulations. Because affiliated transactions are already governed by a specific statutory provision, the New Funds do not believe they need any fundamental policy governing permissible and impermissible conduct among affiliates, and hence they have not adopted any fundamental policy regarding affiliated transactions.

====================================================================================================================================
                          CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                         SUGGESTED REVISED FUNDAMENTAL
                                    FOR THE EXISTING FUNDS                                       INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
  AGGRESSIVE GROWTH, GROWTH, INCOME, MONEY
 MARKET, LONG-TERM, INTERMEDIATE-TERM, SHORT-
TERM, TAX EXEMPT MONEY MARKET, CALIFORNIA BOND,
  CALIFORNIA MONEY MARKET, NEW YORK BOND, NEW
       YORK MONEY MARKET, VIRGINIA BOND,                     ALL EXISTING FUNDS
            VIRGINIA MONEY MARKET                      (EXCEPT THOSE PREVIOUSLY LISTED)               FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase or retain securities of      None.                                  None.
any issuer if any officer or Director of the
Company or its Manager own individually more than
one-half of one percent (1/2%) of the securities of
that issuer, and collectively the officers and
Directors of the Company and Manager together own
more than 5% of the securities of that issuer.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                          CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                         SUGGESTED REVISED FUNDAMENTAL
                                    FOR THE EXISTING FUNDS                                       INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH, GROWTH, INCOME                          ALL EXISTING FUNDS
          MONEY MARKET                                 (EXCEPT THOSE PREVIOUS LISTED)               FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase from or sell                 None.                                  None.
to any officer or Director  of the Company or
its Manager any  securities  other than shares
of the capital stock of the Funds.
--------------------------------------------------------------------------------------------------------------------------

USAA family of funds - 38

====================================================================================================================================
                          CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                         SUGGESTED REVISED FUNDAMENTAL
                                    FOR THE EXISTING FUNDS                                       INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH, GROWTH, INCOME                              ALL EXISTING FUNDS
         MONEY MARKET                                    (EXCEPT THOSE PREVIOUS LISTED)             FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not allow its Manager or                  None.                                  None.
officers or Directors of itself or its
Manager to take long or short positions
in shares of a Fund, except that such
persons may purchase shares for their
own account for investment purposes only
at the price available to the public at
the moment of such purchase.
------------------------------------------------------------------------------------------------------------------------------------

CONTROL

Certain Existing Funds adopted policies regarding investments for control purposes. These restrictions were originally included to meet certain state law requirements that no longer exist. There is no requirement under federal law to adopt a fundamental policy regarding investments for control purposes. Therefore, the New Funds did not adopt such a fundamental investment restriction.

====================================================================================================================================
         CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                                  SUGGESTED REVISED FUNDAMENTAL
                   FOR THE EXISTING FUNDS                                                               INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
                                             LONG-TERM, INTERMEDIATE-TERM,
                                             SHORT-TERM, TAX EXEMPT MONEY
                                           MARKET, CALIFORNIA BOND, CALIFORNIA
                                            MONEY MARKET, NEW YORK BOND, NEW
AGGRESSIVE GROWTH, GROWTH                   YORK MONEY MARKET, VIRGINIA BOND,       ALL OTHER
INCOME, MONEY MARKET                               VIRGINIA MONEY MARKET          EXISTING FUNDS            FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not invest in companies   The Fund may not invest in issuers for
for the purpose of exercising          the purpose of exercising control or
control or management.                 management.                                None.                 None.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Exhibit C - 39

PLEDGING

The New Funds do not have a fundamental investment restriction because the restrictions for the Existing Funds originally were included to meet certain state law requirements that no longer apply and because they duplicate current requirements under the 1940 Act. There is no current intention for the New Funds to have different investment strategies from the Existing Funds as a result of the elimination of this restriction.

====================================================================================================================================
         CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                             SUGGESTED REVISED FUNDAMENTAL
                   FOR THE EXISTING FUNDS                                                          INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
                                              LONG-TERM, INTERMEDIATE-TERM, SHORT-
                                                TERM, TAX EXEMPT MONEY MARKET,
                                               CALIFORNIA BOND, CALIFORNIA MONEY
                                                MARKET, NEW YORK BOND, NEW YORK
AGGRESSIVE GROWTH, GROWTH, INCOME,           MONEY MARKET, VIRGINIA BOND, VIRGINIA
          MONEY MARKET                                     MONEY MARKET                               FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not mortgage, pledge, or        The Fund may not pledge, mortgage, or              None.
hypothecate any of its assets. A             hypothecate its assets to any extent
security covered by a call is not            greater than 10% of the value of its
considered pledged.                          total assets.
------------------------------------------------------------------------------------------------------------------------------------

MARGIN PURCHASES

The Existing Funds adopted a fundamental restriction regarding margin purchases. These restrictions were originally included to meet certain state law requirements that no longer exist. There is no requirement under federal law to adopt a fundamental policy regarding margin purchases. Therefore, the New Funds did not adopt such a fundamental investment restriction. As discussed above with borrowing and loaning, because the 1940 Act imposes limitations on a fund's ability to borrow money, it is not anticipated that the removal of this fundamental restriction will impact the investment strategies of any of the New Funds.

====================================================================================================================================
                                                                                                               SUGGESTED REVISED
         CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                                         FUNDAMENTAL INVESTMENT
                   FOR THE EXISTING FUNDS                                                                        RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CALIFORNIA BOND,
                                                                                      CALIFORNIA MONEY
                                                                                      MARKET, NEW YORK
  AGGRESSIVE              GROWTH AND TAX STRATEGY,          LONG-TERM, INTERME-        BOND, NEW YORK
GROWTH, GROWTH,           CORNERSTONE STRATEGY, PRE-        DIATE-TERM, SHORT-        MONEY MARKET, VIR-
INCOME, MONEY             CIOUS METALS AND MINERALS,        TERM, TAX EXEMPT         GINIA BOND, VIRGINIA
   MARKET                 INTERNATIONAL, WORLD GROWTH         MONEY MARKET               MONEY MARKET           FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not        The Fund may not purchase          The Fund may not          The Fund may not         None.
engage in margin        securities on margin or sell       purchase on margin        purchase on margin or
transactions or         securities short, except that      or sell short.            sell short; for
arbitrage or short      it may obtain such short-term                                purposes of this
sales, or in put,       credits as are necessary for                                 restriction the
call, straddle, or      the clearance of securities                                  deposit or payment of
spread activities.      transactions.                                                initial or variation
                                                                                     margin in connection
                                                                                     with financial futures
                                                                                     contracts or related
                                                                                     options will not be
                                                                                     deemed to be purchase
                                                                                     of securities on margin
                                                                                     by a Fund.

------------------------------------------------------------------------------------------------------------------------------------

USAA family of funds - 40

OPERATION AS A REGISTERED INVESTMENT COMPANY

The New Funds have not adopted a fundamental restriction to operate as an investment company because it duplicates current requirements under the 1940 Act, which permit a fund to cease operating as a Registered Investment Company only if approved by shareholders.

====================================================================================================================================
                                                                                                               SUGGESTED REVISED
         CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                                         FUNDAMENTAL INVESTMENT
                   FOR THE EXISTING FUNDS                                                                        RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH, GROWTH, INCOME, MONEY MARKET,
GROWTH & INCOME, INCOME STOCK, SHORT-TERM BOND,
GROWTH AND TAX STRATEGY, CORNERSTONE STRATEGY,
PRECIOUS METALS AND MINERALS, INTERNATIONAL, WORLD                       ALL OTHER EXISTING FUNDS
GROWTH, GNMA, TREASURY MONEY MARKET                                  (EXCEPT THOSE PREVIOUSLY LISTED)          FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not change the nature of its business so                None.                                    None.
as to cease to be an investment company.
------------------------------------------------------------------------------------------------------------------------------------

FUTURES/OPTIONS (OTHER THAN AS LISTED UNDER COMMODITIES)

Some Existing Funds adopted fundamental restrictions for futures/options because they were required under state law that no longer exists. Federal law does not require that funds adopt a fundamental policy regarding futures/options, and thus the New Funds did not adopt such a fundamental investment limitation to provide greater flexibility to portfolio management.

====================================================================================================================================
                                                                                                               SUGGESTED REVISED
                             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                     FUNDAMENTAL INVESTMENT
                                       FOR THE EXISTING FUNDS                                                      RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
                                                                              CALIFORNIA BOND, CALIFORNIA
  GROWTH AND TAX STRATEGY,                                                      MONEY MARKET, NEW YORK
 CORNERSTONE STRATEGY, PRE-           LONG-TERM, INTERMEDIATE-                    BOND, NEW YORK MONEY
 CIOUS METALS AND MINERALS,          TERM, SHORT-TERM, TAX EXEMPT               MARKET, VIRGINIA BOND,
 INTERNATIONAL, WORLD GROWTH                 MONEY MARKET                         VIGINIA MONEY MARKET          FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not invest in         The Fund may not invest in put,         The Fund may not invest in put,     None.
put, call, straddle, or spread     call, straddle,  or spread options      call, straddle, or spread options
options or interests in oil, gas   or interests in oil, or other           or interests in oil, gas, or other
or other mineral exploration or    mineral exploration or development      mineral exploration or development
development programs, except       programs.                               programs, except that a Fund may
that it may  purchase securities                                           write covered call options
of issuers whose principal                                                 and purchase put options.
business activities fall within
such areas in accordance with
its investment objectives and
policies.
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Exhibit C - 41

INVESTMENT COMPANIES

Certain Existing Funds adopted fundamental investment restrictions regarding investments in other mutual funds and closed-end funds. The 1940 Act does not require that funds adopt such a fundamental policy. The New Funds do not have a fundamental investment restriction because fund investments in investment companies are subject to specific percentage limitations (absent an SEC exemptive order and other statutory exemptions).

====================================================================================================================================
                                                                                                               SUGGESTED REVISED
                             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                     FUNDAMENTAL INVESTMENT
                                       FOR THE EXISTING FUNDS                                                      RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
                                    GROWTH AND TAX STRATEGY, CORNER-
                                     STONE STRATEGY, PRECIOUS METALS           ALL EXISTING FUNDS
 AGGRESSIVE GROWTH, GROWTH           AND MINERALS, INTERNATIONAL,           (EXCEPT THOSE PREVIOUSLY
   INCOME, MONEY MARKET                        WORLD GROWTH                          LISTED)                     FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not invest more       The Fund may not invest more than       None.                               None.
than 5% of the value of its        5% of the market value of its total
total assets in any closed-end     assets in any closed-end investment
investment company and will        company and will not hold more than
not hold more than 3% of the       3% of the outstanding voting stock
outstanding voting stock of        of any closed-end investment
any closed-end investment          company.
company.
------------------------------------------------------------------------------------------------------------------------------------

WARRANTS

The New Funds do not have a fundamental investment restriction because the restrictions for the Existing Funds were originally included to meet certain state law requirements that no longer apply.

====================================================================================================================================
                                                                                                               SUGGESTED REVISED
                             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                     FUNDAMENTAL INVESTMENT
                                       FOR THE EXISTING FUNDS                                                      RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
                                        GROWTH AND TAX STRATEGY,
                                         CORNERSTONE STRATEGY,              ALL EXISTING FUNDS
 AGGRESSIVE GROWTH, GROWTH            PRECIOUS METALS AND MINERALS,           (EXCEPT THOSE
   INCOME, MONEY MARKET                INTERNATIONAL, WORLD GROWTH          PREVIOUSLY LISTED)                 FOR ALL NEW FUNDS
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not invest in         The Fund may not invest more            None.                               None.
warrants more than 2% of the       than 2% of the market value of
value of its assets, taken at      its total assets in marketable
the lower of cost or market        warrants to purchase common
value. Warrants initially          stock. Warrants initially
attached to securities and         attached to securities and
acquired by the Fund upon          acquired by a Fund upon original
original issuance thereof          issuance thereof shall be deemed
shall be deemed to be without      to be without value.
value.
------------------------------------------------------------------------------------------------------------------------------------

USAA family of funds - 42

                                    EXHIBIT D


          COMPARISON OF CERTAIN ATTRIBUTES OF USAA MUTUAL FUNDS TRUST,
                 THE MARYLAND FUNDS, AND THE MASSACHUSETTS FUNDS

SHAREHOLDER LIABILITY

Generally, liability is limited for shareholders of USAA Mutual Funds Trust to the same extent as for shareholders of the Maryland and Massachusetts Funds. The Trust Instrument for USAA Mutual Funds Trust provides that shareholders are not personally liable for the liabilities incurred by, contracted for, or otherwise existing with respect to USAA Mutual Funds Trust or the New Funds. The Articles of Incorporation for the Maryland Funds do not include a similar provision; however, under Maryland law, shareholders are generally not liable for the corporation's obligations, except that shareholders may be liable if they receive any distribution which exceeds permissible amounts under Maryland law or when necessary to prevent fraud. The Declaration of Trust for the Massachusetts Funds states that the shareholders will not be subject to any personal liability other than any amount agreed to by the shareholders when subscribing for shares.

LIQUIDATION OR DISSOLUTION

The primary difference in this provision among the entities is that USAA Mutual Funds Trust does not need shareholder approval for liquidations or mergers, unlike the Maryland and Massachusetts Funds. The shareholders of the Maryland Funds and the Massachusetts Funds currently have the right to vote to approve the liquidation or dissolution of a Fund. Maryland law requires approval by 2/3 of the shares entitled to vote, and the Trust Instrument for the Massachusetts Funds requires approval by a majority of the outstanding shares. The Trust Instrument for USAA Mutual Funds Trust will permit the Board of Trustees to liquidate or dissolve a Fund upon written notice to shareholders, without submitting the matter for shareholder approval.

LIABILITY OF TRUSTEES AND INDEMNIFICATION

The Trustees or the Directors, as applicable, of USAA Mutual Funds Trust, the Maryland Funds, and the Massachusetts Funds are generally not personally liable to the respective entity or for any obligation of the entity unless there are certain "bad acts" (E.G., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties) involved in their conduct. Furthermore, the organizational documents or applicable state law permit Trustees and Directors to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the 1940 Act, although indemnification is not permissible for all entities in the event of certain defined "bad acts." Although the disqualifying "bad acts" are worded slightly differently, there will be no material change in these provisions under USAA Mutual Funds Trust.

RIGHTS OF INSPECTION

The primary difference is that shareholders of USAA Mutual Funds Trust and the Massachusetts Funds do not have any right to inspect trust documents, unlike shareholders of the Maryland Funds who have the right under Maryland law to inspect certain documents (E.G., by-laws, shareholder meeting minutes) of the corporation upon request, subject to certain limitations and conditions.

SHAREHOLDER VOTING RIGHTS AND SHAREHOLDER MEETINGS

USAA Mutual Funds Trust differs from the Existing Funds in certain respects, such as the percentage of outstanding shares necessary for shareholders to call a special meeting and the ability of shareholders to take action by written consent.

USAA Mutual Funds Trust, the Maryland Funds, and the Massachusetts Funds do not require annual shareholder meetings unless required by law. Shareholders may hold special meetings to vote on certain matter whenever ordered by the Trustees or the President and upon the written request of the shareholders owning at least 10% of the outstanding shares of such series or class entitled to vote. Shareholders of the Maryland and Massachusetts Funds also may call meetings upon written request of shareholders owning a specified percentage of shares. For the Massachusetts Funds, the required percentage is 10%, which is the same as for USAA Mutual Funds Trust. For the Maryland Funds, the minimum percentage is 25%, which is higher than for USAA Mutual Funds Trust, unless the matter is for removal of directors, in which case, the minimum percentage is 10%, similar to USAA Mutual Funds Trust.

                                                                  Exhibit D - 43

Shareholders of USAA Mutual Funds Trust and the Maryland Funds may take action by written consent, whereas shareholders of the Massachusetts Funds may not take action by written consent. Given the large number of shareholders of each Fund, shareholder action by written consent would not be likely unless a Fund had a very large shareholder.

Finally, shareholders of USAA Mutual Funds Trust would be entitled to one vote for each dollar of net asset value of the Funds (or Class), except for shareholders of the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund, which would be entitled to one vote per share owned. Shareholders of the Maryland and Massachusetts Funds currently are entitled to one vote per share owned.

REORGANIZATION/COMBINATION TRANSACTIONS

The primary difference in this area is that shareholders of USAA Mutual Funds Trust will not have the right to approve such transactions unless specifically required under the 1940 Act, provided that the Board approves a reorganization or combination into, or sales of assets to, another mutual fund. Shareholders of the Maryland Funds and the Massachusetts Funds have the right to approve mergers, consolidations, and sales of assets of one fund to another fund. The 1940 Act generally requires shareholder approval of certain mergers, consolidations, and sales of assets if the transaction will involve an increase in an advisory fee, the implementation of a 12b-1 Plan or the change of a fundamental investment policy. Therefore, shareholders of USAA Mutual Funds Trust will still have the right to vote on certain reorganizations, consolidations, and sales of assets as required under federal law, or if the Board determines to present such a transaction to shareholders for approval.

AMENDMENT OF CHARTER DOCUMENT

The primary difference in this provision among the entities is that USAA Mutual Funds Trust may amend its Trust Instruments without shareholder approval provided that shareholder voting rights are not reduced, unlike the Maryland and Massachusetts Funds. The By-Laws, or certain sections thereof, of USAA Mutual Funds Trust also may be amended without shareholder approval. Shareholders of the Maryland Funds have the right to vote on all amendments to the Articles of Incorporation, and amendments to the By-Laws affecting investment restrictions and amendments to the By-Laws. Shareholders of the Massachusetts Funds generally have the right to vote for changes to the Trust Instrument, but not changes to the By-Laws, except for certain provisions.

DERIVATIVE ACTIONS

Shareholders of USAA Mutual Funds Trust will have the right to bring a derivative action on behalf of the Trust, provided that they first submit a written demand to the Board of Trustees and the demand is refused, and the complaining shareholder must be a shareholder at the time of bringing suit and at the time of the disputed transaction. Shareholders of the Maryland Funds generally have the right to bring a derivative action if the Board of Directors refuses a demand to bring such a suit, and if refused, the complaining shareholder generally must then make a demand on other shareholders before instituting a derivative suit. Under Massachusetts corporate law, shareholders may bring a derivative suit after first submitting a written demand to the corporation and waiting 90 days, unless waiting for the expiration of the period would result in irreparable injury to the entity.

SHARE CERTIFICATES

Currently, none of the Existing Funds issue certificates to new shareholders, however, a small number of share certificates of certain Existing Funds still exist. USAA Mutual Funds Trust will not issue share certificates to any shareholder, and as part of the Reorganizations, the existing share certificates of the Existing Funds will have to be surrendered, or alternatively will be canceled.

PAYMENT OF INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Existing Funds currently reinvest income and capital gain distributions in additional shares or pay proceeds out by check or electronic funds transfer. The New Funds will offer shareholders the option to reinvest distributions or payment by electronic funds transfer only.

                                      *****

The foregoing is only a summary of certain characteristics of the operations of USAA Mutual Funds Trust and the Existing Funds, their relevant corporate governance documents, and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders can call us for copies of these corporate documents, and such documents are generally filed with the SEC as part of each Fund's registration statement.

USAA family of funds - 44

                                    EXHIBIT E

                          AUDIT AND AUDIT-RELATED FEES

The following table includes information regarding the audit fees, audit-related fees, tax services fees, and all other fees paid to Ernst & Young LLP (E&Y) by the Funds and their affiliated service providers, including IMCO, the Funds' investment adviser and principal underwriter, and SAS, the Funds' transfer agent, for the fiscal years ended in 2004 and 2005. All of the services for audit fees, audit-related fees, and tax fees paid to E&Y for the fiscal years ended in 2004 and 2005 must be and were pre-approved by the Funds' Audit Committees.

SEC rules also require that we detail the total non-audit fees paid to E&Y by the Funds, and fees paid to E&Y for non- audit services for IMCO and any other entity controlling, controlled by or under common control with IMCO that provides ongoing services to the Funds even if the services were not related to the Funds or required pre-approval by the Funds' Audit Committee. The final column labeled "Aggregate Non-Audit Fees paid by Funds, IMCO and SAS" includes the aggregate amount of fees paid by the Funds, IMCO and SAS to E&Y for non-audit services. The Funds' Audit Committees have determined that the provision of non-audit services to the Funds, IMCO, and SAS is compatible with maintaining the independence of E&Y.

All audit and non-audit services to be performed for the Fund by E&Y must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's pre-approval procedures.

FYE 2004

==========================================================================================================================
                                                                                                 AGGREGATE NON-AUDIT FEES
                                                                                    ALL OTHER    PAID BY TO FUNDS, IMCO,
                                AUDIT FEES    AUDIT-RELATED FEES(1)   TAX FEES(2)      FEES              AND SAS
==========================================================================================================================
USAA TAX EXEMPT FUND, INC.      $175,000          $15,000                $39,347      $0                     $76,347
(FYE 3/31)
--------------------------------------------------------------------------------------------------------------------------
USAA STATE TAX-FREE TRUST        $27,300          $15,000                 $9,147      $0                     $46,147
(FYE 3/31)
--------------------------------------------------------------------------------------------------------------------------
USAA INVESTMENT TRUST           $154,195          $15,000                $55,814      $0                     $92,814
(FYE 5/31)
--------------------------------------------------------------------------------------------------------------------------
USAA MUTUAL FUND, INC.          $240,900          $15,000                $68,347      $0                    $105,347
(FYE 7/31) (ALL FUNDS BUT
INDEX FUNDS)
--------------------------------------------------------------------------------------------------------------------------
USAA MUTUAL FUND, INC. (FYE      $69,450          $15,500                $21,347      $0                     $64,347
12/31) (INDEX FUNDS)
==========================================================================================================================

(1) Audit-related fees are fees for services rendered in assessing the controls of the USAA Funds' transfer agent.

(2) Tax fees are for services rendered in preparing and reviewing the Funds' tax returns and services for tax compliance and tax advice.

                                                                  Exhibit E - 45

FYE 2005

==========================================================================================================================
                                                                                                 AGGREGATE NON-AUDIT FEES
                                                                                    ALL OTHER    PROVIDED TO FUNDS, IMCO,
                                AUDIT FEES    AUDIT-RELATED FEES(1)   TAX FEES(2)      FEES              AND SAS
==========================================================================================================================
USAA TAX EXEMPT FUND, INC.      $183,221          $15,500                $48,107      $0                     $91,107
(FYE 3/31)
--------------------------------------------------------------------------------------------------------------------------
USAA STATE TAX-FREE TRUST        $28,379          $15,500                 $9,621      $0                     $52,621
(FYE 3/31)
--------------------------------------------------------------------------------------------------------------------------
USAA INVESTMENT TRUST           $150,400          $15,500                $66,143      $0                    $109,143
(FYE 5/31)
--------------------------------------------------------------------------------------------------------------------------
USAA INVESTMENT TRUST (FYE       $17,000          $50,000                 $6,762      $0                    $118,762
12/31) (TOTAL RETURN STRATEGY
FUND ONLY)
--------------------------------------------------------------------------------------------------------------------------
USAA MUTUAL FUND, INC. (FYE     $249,300          $15,500                $73,349      $0                    $116,349
7/31) (ALL FUNDS
BUT INDEX FUNDS)
--------------------------------------------------------------------------------------------------------------------------

USAA MUTUAL FUND, INC. (FYE      $71,900          $50,000                $21,832      $0                    $133,832
12/31) (INDEX FUNDS)
==========================================================================================================================

(1) Audit-related fees are fees for services rendered in assessing the controls of the USAA Funds' transfer agent.

(2) Tax fees are for services rendered in preparing and reviewing the Funds' tax returns and services for tax compliance and tax advice.

USAA family of funds - 46

USAA                      WE KNOW WHAT IT MEANS TO SERVE (R)
EAGLE             ----------------------------------------------------
LOGO (R)          INSURANCE * BANKING * INVESTMENTS  * MEMBER SERVICES

                                                                       [GRAPHIC]
                                                                        RECYCLED
                                                                           PAPER

                                 57845-0506 (C) 2006, USAA. All rights reserved.

[all funds except the Florida Funds]


[USAA     USAA
EAGLE     FAMILY                         PROXY FOR THE SHAREHOLDER MEETING
LOGO(R)]  OF FUNDS                    2 p.m., Central Time, on July 19, 2006
                                                   [USAA FUND NAME]
P.O. BOX 659442
SAN ANTONIO, TX  78265-9442
                                   All properly executed voting instructions will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

                                   =========================================
                                    TO VOTE BY INTERNET
                                    1) Read the Proxy Statement and have
                                       the proxy card below at hand.
                                    2) Go to Web site www.proxyvote.com.
                                    3) Follow the instructions provided
                                       on the Web site.

                                    TO VOTE BY TELEPHONE
                                    1) Read the Proxy Statement and have the
                                       proxy card below at hand.
                                    2) Call 1-800-690-6903.
                                    3) Follow the instructions.
                                   ===========================================

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appear(s0 on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

                                   NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================

[USAA FUND NAME]


PROPOSAL 1

To re-elect the following individuals as Trustees of the Fund:

 (1) Richard A. Zucker      FOR  WITHHOLD  FOR ALL  *To withhold authority to
 (2) Barbara B. Dreeben     ALL    ALL     EXCEPT*  vote, mark "FOR ALL EXCEPT"
 (3) Robert L. Mason, Ph.D.  __     __        __    and the write the nominee's
 (4) Michael F. Reimherr                            number on the line below.
 (5) Christopher W. Claus                            ________________________

PROPOSAL 2                                   For     Against      Abstain

To Approve the Reorganization                [  ]      [  ]         [  ]


By my signature below, I appoint Debra K. Dunn and Roberto Galindo, Jr. as the attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 19, 2006, at 2 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of the attorneys above may appoint substitutes to vote these shares on their behalf. A majority of the attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct the attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Notice of Special Meeting and Proxy Statement.


[                                   /     ]  [                         /       ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE
================================================================================

[Florida Funds proxy card]


[USAA     USAA
EAGLE     FAMILY                         PROXY FOR THE SHAREHOLDER MEETING
LOGO(R)]  OF FUNDS                    2 p.m., Central Time, on July 19, 2006
                                              [USAA FLORIDA FUND NAME]
P.O. BOX 659442
SAN ANTONIO, TX  78265-9442
                                   All properly executed voting instructions will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposal.

                                   =========================================
                                    TO VOTE BY INTERNET
                                    1) Read the Proxy Statement and have
                                       the proxy card below at hand.
                                    2) Go to Web site www.proxyvote.com.
                                    3) Follow the instructions provided
                                       on the Web site.

                                    TO VOTE BY TELEPHONE
                                    1) Read the Proxy Statement and have the
                                       proxy card below at hand.
                                    2) Call 1-800-690-6903.
                                    3) Follow the instructions.
                                   ===========================================

                                   Joint owners should EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

                                   NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
================================================================================

[USAA FLORIDA FUND NAME]

PROPOSAL 1

To re-elect the following individuals as Trustees of the Fund:

 (1) Richard A. Zucker      FOR  WITHHOLD  FOR ALL  *To withhold authority to
 (2) Barbara B. Dreeben     ALL    ALL     EXCEPT*  vote, mark "FOR ALL EXCEPT"
 (3) Robert L. Mason, Ph.D.  __     __        __    and the write the nominee's
 (4) Michael F. Reimherr                            number on the line below.
 (5) Christopher W. Claus                             _______________________


By my signature below, I appoint Debra K. Dunn and Roberto Galindo, Jr. as the attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 19, 2006, at 2 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one or more of the attorneys above may appoint substitutes to vote these shares on their behalf. A majority of the attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct the attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Notice of Special Meeting and Proxy Statement.


[                                   /     ]  [                         /       ]
SIGNATURE [PLEASE SIGN WITHIN BOX]    DATE   SIGNATURE (JOINT OWNERS)   DATE
================================================================================